SECURITY FUNDS

ANNUAL REPORT

SEPTEMBER 30, 1996

*  SECURITY GROWTH AND INCOME FUND
*  SECURITY EQUITY FUND
   -  EQUITY SERIES
   -  GLOBAL SERIES
   -  ASSET ALLOCATION SERIES
*  SECURITY ULTRA FUND



[SDI LOGO]

PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY FUNDS

To Our Shareholders:

The fiscal year completed September 30 has been another very rewarding period for equity investors. The Dow Jones Industrial Average increased 23.54% in the past twelve months, the Standard & Poor's 500 gained 20.32%, and the Russell 2000 Index was up 12.83%. Your equity portfolios in the Security Funds family all turned in excellent performances, with double-digit total returns.

ECONOMIC CONTRIBUTIONS TO EQUITY PERFORMANCE

The leading contributor to strong markets this fiscal year was moderate but stable growth of the economy in an environment marked by the absence of accelerating inflation. Moreover, the global inflation story was positive as well, with declining rates of inflation in most of the world's major economies. This was a powerful contributor to global economic growth and interest rate stability throughout the year. Such a climate is extremely favorable for corporate earnings.

A second factor encouraging equity growth was productivity improvement. As the technological revolution has progressed, both workers and plant assets have been employed more efficiently and costs have been reduced. This has generated uninterrupted growth in corporate earnings and accordingly, equity market growth.

A CORRECTION MAY BE IN THE CARDS

As the next fiscal year unfolds, we expect some changes to develop in the economic picture. An economic slowdown, while not necessarily inevitable, may take place in the second half of 1997 that might be sufficient to produce a short-lived consumer recession. This would be accompanied by declining corporate profits and the possibility of a correction in stock prices.

                           [PHOTO OF JOHN CLELAND]
                            JOHN CLELAND, PRESIDENT

We expect, however, that the correction would be short in time. In our view, the globalization of the world's economy makes it unlikely that any one country's economic contraction would last very long. Many companies in Europe and Asia are early in their productivity improvement processes. Competitiveness, as well as earnings which are global in nature, will keep companies worldwide working hard at cost efficiency and earnings growth.

OUR VIEW OF THE LONG TERM

Volatility remains the constant companion of equity investors. Because of ever-growing liquidity in the financial markets, traders can more rapidly respond to reports of all kinds, moving markets oftentimes in wide swings. However, long-term investors are able to step back and view the broader upward trends in the market indexes without overreacting to daily changes.

We believe that the long-term bull market for financial assets remains intact. The world in general is at peace with the United States, the only surviving global superpower. This continues to provide a positive outlook for financial markets as we approach the dawn of the twenty-first century.

As always, we are pleased that you have chosen us to manage your investments. We invite your questions or comments at any time.

Sincerely,

JOHN CLELAND

John Cleland
President

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY GROWTH AND INCOME FUND

To Our Shareholders:

At the close of the fiscal year completed September 30 we look back with surprise at the strength of the market. A year ago we felt that corporate earnings in 1996 would slow, in turn limiting the stock market to a modest upside movement. Instead earnings remained strong even in the face of rising interest rates, and the stock markets reached record highs. Your Growth and Income Fund returned 20.31% for the year, topping last year's return and paralleling the 20.32% gain for the Standard & Poor's 500 Index.*

CONTRIBUTORS TO STRONG PERFORMANCE

The greatest exposure in the portfolio was to companies with high quality, consistently above-average earnings and low economic sensitivity. Our analytical efforts paid off as we worked to identify good earnings prospects. Many, such as Walgreens Company, a chain of retail drug stores, were in the consumer nondurable goods sector and had low economic sensitivity.

Issues including Smithkline Beecham PLC ADR and Merck & Company, Inc. in the health care industry generated solid earnings as they felt little impact from rising interest rates. Albertson's, Inc., a food retailer, also was a strong performer, showing very little sensitivity to a moderating economy.

Even though the technology sector was more volatile than many other areas, a strong-performing stock in the portfolio was Microsoft Corporation, increasing over 65% since purchase in early 1996. Another outstanding performer was U.S. Industries, Inc., a manufacturing and distribution conglomerate, which posted a 75% gain in its stock price since we added it to our holdings.

THE FIXED INCOME PORTION OF THE PORTFOLIO

Consistently throughout the fiscal year about 20% of the fund's portfolio was invested in high yield bonds. This portion contained both BB and B-rated issues, Standard & Poor's two highest rating categories in the high yield area of the fixed income market. Companies in these rating categories exhibit stronger balance sheets than their lower-rated counterparts, and generally will hold their value better in the event of an economic slowdown.

Corporate buyouts played a substantial part in the total return contribution of the bond holdings. Cable television operator Continental Cablevision was purchased by U.S. West, Inc., a telecommunications service provider. Because U.S. West was rated higher, our Continental Cablevision bonds benefitted from an upgrade after the purchase. A similar situation in the finance industry involved Keystone Group, a mutual fund company, and its acquiror, a bank holding company called First Union Corporation. The perception that Keystone will soon be upgraded to First Union's ranking drove the price upward.

             [PHOTO OF THE SECURITY MANAGEMENT GROWTH-INCOME TEAM]
                  THE SECURITY MANAGEMENT GROWTH-INCOME TEAM:
                (L-R) CHUCK LAUBER, TERRY MILBERGER, TOM SWANK,
                      JIM SCHIER AND (SEATED) JOHN CLELAND

LOOKING AHEAD

We expect the long-awaited economic slowdown to unfold sometime in 1997. The path we pursued in 1996-focusing on stable growth companies-should continue to serve us well in that event. When economic strength resumes after this period of moderation, it is likely that we will increase our exposure to stocks of a more cyclical nature such as chemicals, paper producers, capital goods-related industries and the housing industry.

Terry Milberger
Senior Portfolio Manager

Tom Swank
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY GROWTH AND INCOME FUND

PERFORMANCE  -------------------------------------------------------------------

                  SECURITY GROWTH AND INCOME FUND VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                         BLENDED INDEX
                                                        OF 80% S&P 500
                                                        AND 20% LEHMAN
                                                        BROTHERS LONG BB
                   SECURITY GROWTH                         HIGH YIELD
                   AND INCOME FUND        S&P 500          BOND INDEX
        ----------------------------------------------------------------

        12/31/86       9,647.52           10,558.65        10,539
         3/31/87      11,073.61           12,811.51        12,471
         6/30/87      11,466.66           13,452.05        12,960
         9/30/87      11,765.21           14,340.79        13,608
        12/31/87       9,732.90           11,108.76        11,213
         3/31/88      10,287.69           11,639.74        11,898
         6/30/88      10,629.71           12,411.48        12,607
         9/30/88      10,482.14           12,450.80        12,732
        12/31/88      10,776.56           12,830.71        13,152
         3/31/89      11,437.43           13,738.04        13,920
         6/30/89      12,146.18           14,948.76        15,054
         9/30/89      12,714.35           16,546.27        16,427
        12/31/89      12,978.10           16,882.45        16,783
         3/31/90      12,493.36           16,371.56        16,418
         6/30/90      12,572.14           17,396.25        17,347
         9/30/90      11,978.80           15,017.92        15,365
        12/31/90      12,589.17           16,355.85        16,483
         3/31/91      13,681.07           18,723.54        18,691
         6/30/91      13,895.14           18,684.26        19,449
         9/30/91      14,645.95           19,683.96        19,743
        12/31/91      15,341.48           21,321.71        21,257
         3/31/92      15,050.76           20,786.06        20,991
         6/30/92      14,903.63           21,182.53        21,434
         9/30/92      15,329.00           21,683.89        22,092
        12/31/92      16,079.63           22,770.27        23,126
         3/31/93      16,803.06           23,758.75        24,163
         6/30/93      16,955.43           23,873.65        24,497
         9/30/93      17,721.93           24,488.58        25,191
        12/31/93      17,394.03           25,053.11        25,820
         3/31/94      16,974.35           24,111.23        24,852
         6/30/94      15,908.79           24,217.77        24,838
         9/30/94      16,368.88           25,402.86        25,888
        12/31/94      16,027.39           25,397.70        25,924
         3/31/95      16,967.16           27,864.59        28,376
         6/30/95      18,571.77           30,516.98        31,107
         9/30/95      19,683.37           32,938.57        33,285
        12/31/95      20,475.35           34,917.17        35,236
         3/31/96      21,867.19           36,787.15        36,693
         6/30/96      22,730.29           38,433.91        38,018
         9/30/96      23,681.51           39,610.93        39,196

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $23,682. By comparison, the same $10,000 investment would have grown to $39,611 based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Fund invests. The blended index consists of 80% S&P 500 and 20% Lehman Brothers Long BB High Yield Index. The same $10,000 investment in the blended index would have grown to $39,005.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                         % OF
                                                      NET ASSETS
                                                      ----------
                 Monsanto Company                        1.7%
                 Oracle Corporation                      1.7%
                 American Home Products Corporation      1.7%
                 Chase Manhattan Corporation             1.6%
                 Eastman Kodak Company                   1.6%
                 **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                         1 year    5 years   10 years
                                         ----------------------------
           A Shares                      20.31%    10.09%     9.65%
           A Shares with sales charge    13.45%     8.78%     9.00%
           B Shares                      19.01%     9.41%      N/A
                                                 (10-19-93)
           B Shares with CDSC            14.01%     8.55%      N/A
                                                 (10-19-93)

                        ONE YEAR RETURN PARALLELS INDEX
                   A SHARES - 20.31%        S&P 500 - 20.32%


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - EQUITY SERIES

To Our Shareholders:

The stock markets during the fiscal year completed September 30 surprised us with their strength. Your Equity Series showed outstanding growth, returning 24.90% for the year compared with the Standard & Poor's 500 Index return of 20.32%.* A year ago at this time we anticipated that corporate earnings would slow in 1996, limiting the stock market to a modest rise at best. Instead earnings remained strong despite slightly higher interest rates, and the equity markets reached record high levels.

GROWTH ORIENTATION PRODUCES EXCELLENT RETURNS

Throughout the year we have maintained a preference for growth companies. The basic portfolio mix has been heavily weighted toward firms exhibiting high quality, above-average earnings growth. For example, one of our best performers has been Safeway, Inc. a grocery retailing chain which has been restructuring to improve their expense structure. This realignment has produced increasing profit margins, resulting in a stock price that more than doubled in the past twelve months.

We have kept a large exposure to the healthcare industry, a sector which is now reaping the benefits of cost cutting and many promising new products. The stock of American Home Products Corporation has exhibited steady growth since the company purchased American Cyanamid. Investors perceive that the merger will bring cost efficiencies to the combined company which will lead to higher value. Another company in this sector, Shering-Plough Corporation, has an excellent outlook because of its new product flow.

In the highly volatile technology sector we held Microsoft Corporation stock which appreciated over 65% since we purchased it. We also maintained an overweighted position in the aerospace/defense area, including such names as Lockheed Martin Corporation and McDonnell Douglas Corporation. On the negative side, we held a lower weighting than the S&P 500 Index in banking and in the energy sector. Banks were surprisingly strong performers despite rising interest rates, and oil prices have increased much more than anticipated.

               [PHOTO OF THE SECURITY MANAGEMENT LARGE CAP TEAM]
                     THE SECURITY MANAGEMENT LARGE CAP TEAM
                  JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

PLANS FOR THE COMING YEAR

We think our blend of growth issues and selected value stocks is unique among growth funds. We believe that over time, this combination lowers the fund's volatility while increasing the potential for strong returns. We expect to continue our same strategy over the coming months, given our outlook for a moderating economy in 1997.

We plan to maintain an emphasis on companies with above-average earnings growth, including those with exposure to foreign earnings. We think that many foreign economies have the potential to show better growth in the months ahead than the U.S. economy will generate.


Terry Milberger
Portfolio Manager


*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - EQUITY SERIES

PERFORMANCE  -------------------------------------------------------------------

                       SECURITY EQUITY SERIES VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                               Equity Series          S&P 500
            ------------------------------------------------------
            12/31/86              9,821.47          10,558.65
             3/31/87             11,736.94          12,811.51
             6/30/87             12,233.07          13,452.05
             9/30/87             13,181.37          14,340.79
            12/31/87             10,238.37          11,108.76
             3/31/88             10,934.18          11,639.74
             6/30/88             11,331.79          12,411.48
             9/30/88             11,754.25          12,450.80
            12/31/88             12,200.27          12,830.71
             3/31/89             13,219.09          13,738.04
             6/30/89             14,543.55          14,948.76
             9/30/89             16,632.11          16,546.27
            12/31/89             15,953.97          16,882.45
             3/31/90             15,518.86          16,371.56
             6/30/90             16,505.10          17,396.25
             9/30/90             13,981.48          15,017.92
            12/31/90             15,215.92          16,355.85
             3/31/91             17,827.12          18,723.54
             6/30/91             17,859.35          18,684.26
             9/30/91             18,762.00          19,683.96
            12/31/91             20,576.87          21,321.71
             3/31/92             20,823.93          20,786.06
             6/30/92             20,541.58          21,182.53
             9/30/92             20,682.76          21,683.89
            12/31/92             22,781.62          22,770.27
             3/31/93             24,177.18          23,758.75
             6/30/93             23,988.59          23,873.65
             9/30/93             25,384.15          24,488.58
            12/31/93             26,113.40          25,053.11
             3/31/94             25,179.11          24,111.23
             6/30/94             24,758.69          24,217.77
             9/30/94             25,879.83          25,402.86
            12/31/94             25,444.24          25,397.70
             3/31/95             27,917.98          27,864.59
             6/30/95             30,694.64          30,516.98
             9/30/95             33,067.42          32,938.57
            12/31/95             35,220.14          34,917.17
             3/31/96             38,068.41          36,787.15
             6/30/96             39,711.67          38,433.91
             9/30/96             41,300.13          39,610.93

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $41,300. By comparison, the same $10,000 investment would have grown to $39,611 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                      % OF
                                                   NET ASSETS
                                                   ----------
         AlliedSignal, Inc.                           1.7%
         American Home Products Corporation           1.7%
         U.S. Industries, Inc.                        1.6%
         Bristol-Myers Squibb Company                 1.6%
         Chase Manhattan Corporation                  1.6%
         **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                               1 year    5 years   10 years
                                               ----------------------------
          A Shares                             24.90%    17.09%     15.92%
          A Shares with sales charge           17.71%    15.70%     15.24%
          B Shares                             23.57%    16.34%       N/A
                                                       (10-19-93)
          B Shares with CDSC                   18.57%    15.58%       N/A
                                                       (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - GLOBAL SERIES

[LEXINGTON LOGO]
SUBADVISOR - LEXINGTON MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund had an outstanding year in the fiscal year completed September 30, posting a 17.73% gain.* This compares favorably with both the 13.01% average return of its peer group and the 12.98% advance of its benchmark, the Morgan Stanley Capital International World Index.**

WORLD EQUITY MARKET PERFORMANCE

Stock markets in both Europe and North America performed well the past year while many Far Eastern markets suffered. Japan and Thailand, for example, both declined over the most recent quarter. Hong Kong, conversely, continued to post strong gains due to an improving outlook for interest rates and property prices there.

The Global Series portfolio benefitted from its overweighting in Europe. Interest sensitive stocks did well as weak economies and rising expectations for monetary union pushed interest rates lower. Our holdings in Greece and Poland also added to overall gains. The portfolio's underweighting in the United States dampened performance, however, as that market turned in strong results.

THE GLOBAL ECONOMIC PICTURE

The outlook for the global economy remains mixed. The U.S. economy is doing well with growth in the 2% to 3% range and inflation remaining subdued. Global equity markets should continue to enjoy a positive environment unless U.S. growth and inflation accelerate, forcing global bond yields higher. The U.S. stock market looks less appealing than those overseas due to an anemic profit outlook combined with high prices for stocks.

      [PHOTO OF RICHARD SALER]                     [PHOTO OF ALAN WAPNICK]
           RICHARD SALER                                ALAN WAPNICK
         PORTFOLIO MANAGER                           PORTFOLIO MANAGER

European communities are struggling to maintain any growth at all. Governments are attempting to reduce budget deficits in order to qualify for European
Monetary Union membership. This fiscal drag, along with double digit unemployment rates, is keeping growth to a minimum. Equity investors are benefitting from several factors. Because inflation remains low and deficits are being cut, interest rates continue to fall, propelling stock prices to record highs in many European markets. The European profit outlook is excellent as companies are aggressively cutting costs to improve competitiveness.

The Japanese economy has finally emerged from recession, but with government fiscal stimulus slowing and a planned 2% increase in consumption taxes, the outlook going forward is muted. Most Japanese companies continue to be managed for the worker rather than the shareholder, reducing their long-term attractiveness.

LOOKING FORWARD INTO 1997

We believe European stocks will continue to look attractive because interest rates should remain low for some time. Profits should continue to expand rapidly in many companies undergoing restructuring, as cost cutting will provide several years of margin expansion. The outlook for European monetary union has improved, and several sectors and countries will benefit from this.

Japanese stocks are less exciting. Because of a subdued long-term profit outlook, their future remains cloudy. We believe that profits will surprise positively only if the yen continues to decline. In the emerging markets, Poland provides favorable opportunities. Greece is attractive also because of low equity valuations and the potential for falling interest rates if the newly elected government succeeds in bringing down the budget deficit. We feel that U.S. equities may underperform given their high valuations currently and the potential for profit disappointments.


Richard Saler and Alan Wapnick
Portfolio Managers


*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Peer group performance information based on data provided by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - GLOBAL SERIES

PERFORMANCE  -------------------------------------------------------------------

                   SECURITY GLOBAL SERIES VS. MORGAN STANLEY
                       CAPITAL INTERNATIONAL WORLD INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              Global Series         MSCI
                   ------------------------------------------
                   12/93         9,745.28          9,899.23
                    3/94         9,773.58          9,971.48
                    6/94        10,009.43         10,282.89
                    9/94        10,226.42         10,515.81
                   12/94         9,869.12         10,451.79
                    3/95         9,744.20         10,954.69
                    6/95         9,955.61         11,436.49
                    9/95        10,512.97         12,089.93
                   12/95        10,892.47         12,679.75
                    3/96        11,590.07         13,210.98
                    6/96        12,217.90         13,609.02
                    9/96        12,377.35         14,189.26

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,377. By comparison, the same $10,000 investment would have grown to $14,189 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                    PORTFOLIO BREAKDOWN BY COUNTRY (TOP 5)**
                                                 % OF
                                               NET ASSETS
                                               ----------
                      United States              17.9%
                      Japan                      12.8%
                      United Kingdom              8.1%
                      Germany                     6.1%
                      France                      6.0%
                      **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                           1 year    Since Inception
                                           ------    ---------------
         A Shares                          17.73%        9.47%
                                                       (10-1-93)
         A Shares with sales charge        10.94%        7.33%
                                                       (10-1-93)
         B Shares                          16.57%        8.75%
                                                       (10-19-93)
         B Shares with CDSC                11.57%        7.88%
                                                       (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

[TEMPLETON LOGO]
[MERIDIAN INVESTMENT MANAGEMENT LOGO]
[SECURITY MANAGEMENT COMPANY, LLC LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY, LLC
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC. TEMPLETON/FRANKLIN'S
RESEARCH IS DERIVED FROM RESEARCH PROVIDED BY A THIRD PARTY WHICH IS ANALYZED AND MONITORED BY TEMPLETON/FRANKLIN.

To Our Shareholders:

The newest member of the Security Equity Fund family, the Asset Allocation Series, returned a respectable 10.01% to its shareholders in the fiscal year ended September 30.* It is difficult in years when one asset category far outperforms the others, as the U.S. stock market has done the past twelve months, to compare an allocation funds results with those of other types of portfolios. Over the longer term, however, we believe the theories of reduced risk and favorable return that spawned the asset allocation concept will reward its investors.

PERFORMANCE IN FISCAL YEAR 1996

The portfolio for the Asset Allocation Series can be divided among seven asset categories: U.S. stocks, foreign stocks, U.S. bonds, foreign bonds, real estate (through Real Estate Investment Trusts), gold stocks, and cash.** For most of the past year we have used all of these categories except gold stocks and cash. The sector allocations recommended by our outside provider of research, Meridian Investment Management Corporation, have been timely. Country recommendations in the foreign equity sector have been strong. However, certain industry choices within the U.S. equity sector have been disappointing. It appears that some of these shifts were too early. Meridian remains positive in their outlook for the industries now held in the portfolio.

ALLOCATION CHANGES SINCE MID-YEAR

Since the semiannual report was written, Meridian has recommended four allocation changes. The first, in early May, was to sell completely our position in the United Kingdom, and to sell the chemical stock portion of the U.S. equity portfolio. Proceeds from these sales were invested in Italy, raising exposure there to 5.4% of the total portfolio.

                             [PHOTO OF JANE TEDDER]
                                  JANE TEDDER
                               PORTFOLIO MANAGER

In mid-June Meridian suggested that the Fund's entire cash position (2.65% of the total portfolio) be moved into the real estate sector. They believed that yields were very attractive relative both to the sector's long-term averages and to interest rates in general. This move was followed in July by sales of holdings in the shoe and housing industries in the U.S. equity sector, reinvesting a month later in restaurant and broadcast stocks.

THOUGHTS ABOUT NEXT YEAR

Going forward, we are considering the value of increasing exposure to bonds, both in the U.S. and foreign sectors. The money would be taken from the U.S. equity sector, which may be nearing a correction as economic growth slows. The research we have been receiving from Meridian indicates that foreign equities will likely outperform U.S. stocks in coming months, especially in Italy and Germany.

From an economic standpoint, we believe the potential for rising inflation is slim. Therefore a position in gold stocks, a traditional inflation hedge, is not expected to be added.


Jane Tedder
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Investing  in  foreign   countries  may  involve   risks,   such  as  currency
fluctuations   and  political   instability,   not  associated   with  investing
exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PERFORMANCE  -------------------------------------------------------------------

                  SECURITY ASSET ALLOCATION SERIES VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       ASSET                               MERIDIAN
                   ALLOCATION SERIES      S&P 500        BLENDED INDEX
        -----------------------------------------------------------------
        6/30/95        9,500.47          10,277.96          10,083
        7/31/95        9,820.92          10,604.75          10,391
        8/31/95        9,811.50          10,601.17          10,348
        9/30/95        9,934.02          11,090.91          10,607
       10/31/95       10,056.55          11,035.31          10,520
       11/30/95       10,056.55          11,488.30          10,829
       12/31/95       10,158.02          11,756.45          11,109
        1/31/96       10,424.82          12,139.91          11,320
        2/29/96       10,464.34          12,224.09          11,348
        3/31/96       10,563.16          12,385.41          11,445
        4/30/96       10,770.67          12,551.95          11,599
        5/31/96       10,899.12          12,838.99          11,694
        6/30/96       10,790.43          12,941.36          11,784
        7/31/96       10,405.06          12,349.31          11,479
        8/31/96       10,592.80          12,581.65          11,640
        9/30/96       10,928.77          13,339.23          12,052

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $10,929. By comparison, the same $10,000 investment would have grown to $13,339, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $12,052.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                  ASSET MIX**
                                                       % OF
                                                    NET ASSETS
                                                    ----------
          International Equities & Equivalents        32.9%
          U. S. Equities                              34.5%
          U. S. Bonds                                 15.9%
          Real Estate                                 14.8%
          Cash & Equivalents                           1.9%
          **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                            1 year      Since Inception
                                            ------      ---------------
          A Shares                          10.01%          11.73%
                                                           (6-1-95)
          A Shares with sales charge         3.69%           6.88%
                                                           (6-1-95)
          B Shares                           8.97%          10.63%
                                                           (6-1-95)
          B Shares with CDSC                 3.97%           7.71%
                                                           (6-1-95)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY ULTRA FUND

To Our Shareholders:

The strength of the stock markets in the fiscal year completed September 30 has surprised us all. Small-cap and mid-cap stocks have turned in a fine performance over the year. Your Ultra Fund shares generated a 15.36% total return, strongly outperforming the 12.32% return of the fund's benchmark, the Standard & Poor's 400 Midcap Growth Stock Index.*

CONTRIBUTORS TO A SUCCESSFUL YEAR

Our nearly 30% weighting in technology for most of the year has proven to be a wise decision. We reduced the position prior to the summer months when the market experienced a period of correction, and reinvested in late summer as the upward movement resumed. Many of our holdings in this sector generated very strong returns.

A software manufacturer called Viasoft, Inc. gained over 280% since we purchased the stock in January. The company has developed software which helps correct the "millenium" issue in mainframe computers. Many applications which still run on the COBOL language (the Department of Motor Vehicles, for example, still uses this system) will read the two-digit "00" as the year 1900 instead of 2000. The Viasoft program determines how much of the code must be changed and where in the program it appears.

Another issue which we purchased in February, Cascade Communications Corporation, rose over 130% during the balance of the year. Cascade specializes in the networking area, manufacturing switches which are used in wide-area networks. These systems allow companies to communicate more rapidly with remote sites by speeding up the flow of data through the telephone lines.

OTHER STRONG PERFORMING SECTORS

The health care area has helped portfolio performance this year also. Dura Pharmaceuticals, Inc. has capitalized on the mergers of major pharmaceutical manufacturers by buying smaller market-share drugs from them. These products usually receive little attention from the major companies in terms of sales efforts. Dura is purchasing these drugs after they have already received FDA approval, and can concentrate their sales efforts to increase market penetration. Another holding in the health care sector is Guidant Corporation, a manufacturer of cardiac defibrillators which can be implanted in pectoral muscles to regulate heartbeats.

               [PHOTO OF THE SECURITY MANAGEMENT SMALL CAP TEAM]
                     THE SECURITY MANAGEMENT SMALL CAP TEAM
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

In the business services arena, an outstanding performer is Cambridge Technology Partners (Massachusetts), Inc. The company performs information technology consulting and software development. They assist companies in projects such as moving from their old mainframe computer systems to newer client/server environments. Protecting their clients from cost overruns, Cambridge performs these services for a guaranteed fixed cost and within a guaranteed time period.

A LOOK FORWARD TO THE NEXT YEAR

We think the U.S. economy will be slowing and inflation will remain under control. We expect small- and mid-cap stocks to outperform the large-cap issues in the months ahead. Large companies have been achieving earnings growth through cutting costs, while small companies have been expanding earnings through sales growth. In our opinion, investors may be willing to pay more for companies showing revenue gains from sales increases than through cost reductions. Overall, we believe the fiscal year ahead will be another favorable one for equity investors.


Cindy Shields
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY ULTRA FUND

PERFORMANCE  -------------------------------------------------------------------

                     SECURITY ULTRA FUND VS. S&P MIDCAP 400

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                           Security Ultra Fund      S&P Midcap 400
       ----------------------------------------------------------------
           Dec-86               9,349.19               10,231.21
           Mar-87              11,076.90               12,371.30
           Jun-87              11,076.90               12,266.45
           Sep-87              11,480.96               12,816.07
           Dec-87               7,654.05               10,023.15
           Mar-88               8,687.99               11,328.66
           Jun-88               9,492.16               11,951.35
           Sep-88               9,075.72               11,794.81
           Dec-88               9,414.11               12,114.83
           Mar-89               9,774.53               13,271.13
           Jun-89              10,178.20               14,599.23
           Sep-89              11,374.78               16,192.45
           Dec-89              10,538.74               16,420.52
           Mar-90              10,492.52               15,908.44
           Jun-90              11,678.90               16,852.55
           Sep-90               6,871.76               13,856.38
           Dec-90               7,647.54               15,580.30
           Mar-91              10,450.55               19,156.41
           Jun-91               9,948.29               19,015.77
           Sep-91              10,888.02               20,826.68
           Dec-91              12,215.99               23,385.48
           Mar-92              12,332.17               23,267.27
           Jun-92              10,606.01               22,543.45
           Sep-92              11,054.15               23,419.84
           Dec-92              13,157.80               26,171.07
           Mar-93              13,261.27               27,028.62
           Jun-93              13,209.53               27,659.14
           Sep-93              14,020.03               29,051.46
           Dec-93              14,464.52               29,825.72
           Mar-94              13,671.95               28,694.22
           Jun-94              12,443.46               27,648.94
           Sep-94              13,513.43               29,521.48
           Dec-94              13,506.57               28,759.69
           Mar-95              13,971.61               31,112.96
           Jun-95              14,901.70               33,826.76
           Sep-95              16,579.92               37,128.28
           Dec-95              16,112.61               37,658.64
           Mar-96              17,248.61               39,976.91
           Jun-96              18,662.81               41,128.06
           Sep-96              19,126.48               42,325.44

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $19,126. In comparison, the same $10,000 investment would have grown to $42,325 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                       % OF
                                                     NET ASSETS
                                                     ----------
                 Franklin Resources, Inc.               1.9%
                 Viasoft, Inc.                          1.8%
                 Dura Pharmaceuticals, Inc.             1.7%
                 Cognos, Inc. (Cl. F)                   1.7%
                 HFS, Inc.                              1.6%
                 **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                            1 year    5 years   10 years
                                            ----------------------------
               A Shares                     15.36%     11.93%     7.34%
               A Shares with sales charge    8.73%     10.61%     6.70%
               B Shares                     13.81%      9.42%      N/A
                                                     (10-19-93)
               B Shares with CDSC            8.81%      8.56%      N/A
                                                     (10-19-93)

                          ONE YEAR RETURN BEATS INDEX
                A SHARES - 15.36%           S&P MIDCAP 400 - 12.32%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                        SECURITY GROWTH AND INCOME FUND

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AUTOMOTIVE - 0.4%
  $300,000  Exide Corporation,
              10.75% - 2002 ......................................    $313,500

            BUILDING MATERIALS - 0.4%
   250,000  Knoll, Inc.,
              10.875% - 2006 .....................................     265,000

            CHEMICALS - 0.4%
   250,000  Environdyne Industries, Inc.,
              12% - 2000 .........................................     267,813

            COMMUNICATIONS - 2.9%
   250,000  Allbritton Communication Company,
              11.5% - 2004 .......................................     265,625
   750,000  Century Communications Corporation,
              9.5% - 2005 ........................................     753,750
   500,000  Comcast Corporation,
              9.125% - 2006 ......................................     496,250
   250,000  Heritage Media Corporation,
              8.75% - 2006 .......................................     237,500
   500,000  Rogers Cablesystems, Ltd.,
              9.625% - 2002 ......................................     503,750
                                                                    __________
                                                                     2,256,875

            CONGLOMERATE - 1.0%
   250,000  Jordan Industries, Inc.,
              10.375% - 2003 .....................................     245,625
   500,000  Sequa Corporation,
              9.375% - 2003 ......................................     503,750
                                                                    __________
                                                                       749,375

            CONSUMER GOODS & SERVICES - 0.6%
   800,000  Semi-Tech Corporation,
              0% - 2003(1) .......................................     482,000

            ELECTRIC & GAS COMPANIES - 0.8%
   250,000  AES Corporation,
              10.25% - 2006 ......................................     265,000
   300,000  CalEnergy Company, Inc.,
              9.5% - 2006(2) .....................................     304,500
                                                                    __________
                                                                       569,500

            ENTERTAINMENT - 1.0%
   250,000  AMF Group, Inc.,
              10.875% - 2006 .....................................     256,875
   500,000  Harrah's Operating Company, Inc.,
              8.75% - 2000 .......................................     508,125
                                                                    __________
                                                                       765,000

            FINANCE - 1.0%
 1,000,000  Home Holdings,
              7.75% - 1998 .......................................     765,000


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            FOOD & BEVERAGES - 1.4%
  $500,000  Cott Corporation,
              9.375% - 2005 ......................................    $500,000
   500,000  TLC Beatrice International Holdings,
              11.5% - 2005 .......................................     524,375
                                                                    __________
                                                                     1,024,375

            GROCERY STORES - 0.6%
   500,000  Penn Traffic Company,
              10.65% - 2004 ......................................     443,750

            INDUSTRIAL PRODUCT - 0.4%
   300,000  Shop Vac Corporation,
              10.625% - 2003(2) ..................................     308,250

            MEDICAL & HEALTH SERVICES - 1.0%
   500,000  Regency Health Services,
              9.875% - 2002 ......................................     503,750
   250,000  Tenet Healthcare Corporation,
              10.125% - 2005 .....................................     271,250
                                                                    __________
                                                                       775,000

            OIL & GAS COMPANIES - 0.7%
   500,000  Seagull Energy Corporation,
              8.625% - 2005 ......................................     503,750

            PUBLISHING & PRINTING - 1.3%
   250,000  Golden Books Publishing,
              7.65% - 2002 .......................................     224,375
 1,000,000  Marvel Holdings,
              0% - 1998 ..........................................     790,000
                                                                    __________
                                                                     1,014,375

            REFINERY - 0.7%
   500,000  Crown Central Petroleum,
              10.875% - 2005 .....................................     508,125

            RESTAURANTS - 0.7%
   500,000  Carrols Corporation,
              11.5% - 2003 .......................................     525,000

            TEXTILE - 0.7%
   500,000  Westpoint Stevens Inc.,
              9.375% - 2005 ......................................     501,250

            TOBACCO PRODUCTS - 0.3%
   250,000  Dimon, Inc.,
              8.875% - 2006 ......................................     251,250
                                                                    __________
            Total corporate bonds -
              (cost $12,254,780) - 16.3% .........................  12,289,188

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                   SECURITY GROWTH AND INCOME FUND (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     PREFERRED STOCKS                                            VALUE
--------------------------------------------------------------------------------

            BANKING & CREDIT - 1.2%
     8,250  First Nationwide Bank ................................    $932,250

            ENTERTAINMENT - 0.7%
       524  Time Warner, Inc.,(2) ................................     552,883

            PUBLISHING & PRINTING - 0.6%
     5,000  K-III Communications Corporation .....................     467,500

            RADIO & TELEVISION - 0.7%
     5,139  Cablevision Systems Corporation ......................     498,483
                                                                    __________

            Total preferred stocks
              (cost $2,344,749) - 3.2% ...........................   2,451,116

            COMMON STOCKS
            -------------
            ADVERTISING - 1.5%
    25,000  Omnicom Group, Inc. ..................................   1,168,750

            AEROSPACE & DEFENSE - 4.8%
    10,000  Lockheed Martin Corporation ..........................     901,250
    20,000  McDonnell Douglas Corporation ........................   1,050,000
    15,000  Raytheon Company .....................................     834,375
    15,000  Rockwell International Corporation ...................     845,625
                                                                    __________
                                                                     3,631,250

            BANKING & FINANCE - 1.6%
    15,000  Chase Manhattan Corporation ..........................   1,201,875

            CHEMICALS - BASIC - 3.6%
    15,000  Hercules, Inc. .......................................     821,250
    35,000  Monsanto Company .....................................   1,277,500
     8,000  Olin Corporation .....................................     672,000
                                                                    __________
                                                                     2,770,750

            CHEMICALS - SPECIALTY - 2.5%
    20,000  Morton International, Inc. ...........................     795,000
    25,000  Praxair, Inc. ........................................   1,075,000
                                                                    __________
                                                                     1,870,000

            COMMUNICATION EQUIPMENT - 0.9%
    10,000  U.S. Robotics Corporation* ...........................     646,250

            COMPUTER SERVICES - 3.5%
    20,000  Ceridian Corporation* ................................   1,000,000
    10,000  Computer Sciences Corporation* .......................     768,750
    15,000  Electronic Data Systems Corporation ..................     920,625
                                                                    __________
                                                                     2,689,375


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE - 3.1%
     8,000  Microsoft Corporation* ...............................  $1,055,000
    30,000  Oracle Corporation* ..................................   1,276,875
                                                                    __________
                                                                     2,331,875

            CONGLOMERATE - 6.5%
    15,000  AlliedSignal, Inc. ...................................     988,125
    40,000  Canadian Pacific, Ltd. ...............................     925,000
    20,000  Cooper Industries, Inc. ..............................     865,000
    10,000  Tenneco, Inc. ........................................     501,250
    40,000  U.S. Industries, Inc.* ...............................   1,050,000
    30,000  Westinghouse Electric Corporation ....................     558,750
                                                                    __________
                                                                     4,888,125

            CONSUMER SERVICES - 0.8%
    30,000  ADT Ltd.* ............................................     573,750

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.4%
    12,000  General Electric Company .............................   1,092,000

            ENTERTAINMENT - 2.1%
    30,000  Carnival Corporation (Cl. A) .........................     930,000
    10,000  The Walt Disney Company ..............................     633,750
                                                                    __________
                                                                     1,563,750

            FERTILIZER - 1.0%
    10,000  Potash Corporation of Saskatchewan, Inc. .............     731,250

            FINANCIAL - 1.1%
    24,000  Federal National Mortgage Association ................     837,000

            FOOD & BEVERAGES - 6.3%
    30,000  Anheuser-Busch Companies, Inc. .......................   1,128,750
    15,000  CPC International, Inc. ..............................   1,123,125
    20,000  ConAgra, Inc. ........................................     985,000
    30,000  PepsiCo, Inc. ........................................     847,500
    20,000  Sara Lee Corporation .................................     715,000
                                                                    __________
                                                                     4,799,375

            HOSPITAL MANAGEMENT & SERVICES - 1.1%
    15,000  Columbia/HCA Healthcare Corporation ..................     853,125

            HOUSEHOLD FURNISHINGS - 1.6%
    40,000  Leggett & Platt, Inc. ................................   1,175,000

            HOUSEHOLD PRODUCTS - 1.3%
    10,000  Procter & Gamble Company .............................     975,000

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                   SECURITY GROWTH AND INCOME FUND (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            INSURANCE - 2.6%
    15,000  Allstate Corporation .................................    $738,750
    20,000  Equitable Companies, Inc. ............................     515,000
    13,000  Jefferson-Pilot Corporation ..........................     672,750
                                                                    __________
                                                                     1,926,500

            MACHINERY - 1.4%
    25,000  Deere & Company ......................................   1,050,000

            MANUFACTURING - 1.1%
    30,000  Pall Corporation .....................................     847,500

            MEDICAL INSTRUMENTS & SUPPLIES - 2.1%
    20,000  Baxter International, Inc. ...........................     935,000
    10,000  Medtronic, Inc. ......................................     641,250
                                                                    __________
                                                                     1,576,250

            NATURAL GAS - 2.8%
    25,000  Coastal Corporation ..................................   1,031,250
    25,000  El Paso Natural Gas Company ..........................   1,100,000
                                                                    __________
                                                                     2,131,250

            OIL & GAS PIPELINES - 0.8%
    10,000  MAPCO, Inc. ..........................................     596,250

            PHARMACEUTICALS - 8.3%
    15,000  Allergan, Inc. .......................................     571,875
    20,000  American Home Products Corporation ...................   1,275,000
    10,000  Bristol-Myers Squibb Company .........................     963,750
    20,000  Elan Corporation PLC ADR* ............................     597,500
    13,000  Merck & Company, Inc. ................................     914,875
    25,000  Pharmacia & Upjohn, Inc. .............................   1,031,250
    15,000  SmithKline Beecham PLC ADR ...........................     913,125
                                                                    __________
                                                                     6,267,375

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.6%
    15,000  Eastman Kodak Company ................................   1,177,500

            PUBLISHING & PRINTING - 0.7%
    13,000  McGraw-Hill Companies, Inc. ..........................     554,125

            RESTAURANTS & FOOD SERVICE - 2.4%
    20,000  McDonald's Corporation ...............................     947,500
    40,000  Wendy's International, Inc. ..........................     860,000
                                                                    __________
                                                                     1,807,500

            RETAIL TRADE - 5.0%
    20,000  Albertson's, Inc. ....................................     842,500
    30,000  Federated Department Stores, Inc.* ...................   1,005,000
    15,000  Kroger Company .......................................     671,250
    20,000  Walgreens Company ....................................     740,000
    20,000  Wal-Mart Stores, Inc. ................................     527,500
                                                                    __________
                                                                     3,786,250


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - 1.2%
    35,000  Frontier Corporation .................................    $931,875

            TRANSPORTATION - 2.1%
    10,000  Burlington Northern Santa Fe .........................     843,750
    10,000  Union Pacific Corporation ............................     732,500
                                                                   ___________
                                                                     1,576,250
                                                                   ___________
            Total common stocks -
              (cost $42,945,898) - 76.8% .........................  58,027,125
                                                                   ___________
            Total investments -
              (cost $57,545,427) - 96.3% .........................  72,767,429

            Cash and other assets,
              less liabilities - 3.7% ............................   2,752,865
                                                                   ___________
            Total net assets - 100.0% ............................ $75,520,294
                                                                   ===========


                      SECURITY EQUITY FUND - EQUITY SERIES

            COMMON STOCKS
            -------------
            ADVERTISING - 1.5%
   200,000  Omnicom Group, Inc. ..................................  $9,350,000

            AEROSPACE & DEFENSE - 5.1%
   100,000  Lockheed Martin Corporation ..........................   9,012,500
   160,000  McDonnell Douglas Corporation ........................   8,400,000
   100,000  Raytheon Company .....................................   5,562,500
   150,000  Rockwell International Corporation ...................   8,456,250
                                                                   ___________
                                                                    31,431,250

            BANKING & FINANCE - 3.5%
   120,000  Chase Manhattan Corporation ..........................   9,615,000
    60,000  Northern Trust Corporation ...........................   3,945,000
    30,000  Wells Fargo & Company ................................   7,800,000
                                                                   ___________
                                                                    21,360,000

            CHEMICALS - BASIC - 3.4%
   120,000  Hercules, Inc. .......................................   6,570,000
   250,000  Monsanto Company .....................................   9,125,000
    60,000  Olin Corporation .....................................   5,040,000
                                                                   ___________
                                                                    20,735,000

            CHEMICALS - SPECIALTY - 2.5%
   170,000  Morton International, Inc. ...........................   6,757,500
   200,000  Praxair, Inc. ........................................   8,600,000
                                                                   ___________
                                                                    15,357,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT - 0.8%
    75,000  U.S. Robotics Corporation* ...........................  $4,846,875

            COMPUTER SERVICES - 4.0%
   150,000  Ceridian Corporation* ................................   7,500,000
   100,000  Computer Sciences Corporation* .......................   7,687,500
   150,000  Electronic Data Systems Corporation ..................   9,206,250
                                                                   ___________
                                                                    24,393,750

            COMPUTER SOFTWARE - 2.2%
    65,000  Microsoft Corporation* ...............................   8,571,875
   112,500  Oracle Corporation* ..................................   4,788,281
                                                                   ___________
                                                                    13,360,156

            CONGLOMERATE - 6.9%
   160,000  AlliedSignal, Inc. ...................................  10,540,000
   400,000  Canadian Pacific, Ltd. ...............................   9,250,000
   170,000  Cooper Industries, Inc. ..............................   7,352,500
   380,000  U.S. Industries, Inc.* ...............................   9,975,000
   300,000  Westinghouse Electric Corporation ....................   5,587,500
                                                                   ___________
                                                                    42,705,000

            CONSUMER SERVICES - 0.9%
   300,000  ADT, Ltd.* ...........................................   5,737,500

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.5%
   100,000  General Electric Company .............................   9,100,000

            ENTERTAINMENT - 3.2%
   240,000  Carnival Corporation (Cl. A) .........................   7,440,000
   337,900  International Game Technology ........................   6,926,950
    80,000  The Walt Disney Company ..............................   5,070,000
                                                                   ___________
                                                                    19,436,950

            FERTILIZER - 1.0%
    82,800  Potash Corporation of Saskatchewan, Inc. .............   6,054,750

            FINANCE - 1.3%
   230,000  Federal National Mortgage Association ................   8,021,250

            FOOD & BEVERAGES - 6.3%
   200,000  Anheuser-Busch Companies, Inc. .......................   7,525,000
   120,000  CPC International, Inc. ..............................   8,985,000
   160,000  ConAgra, Inc. ........................................   7,880,000
   260,000  PepsiCo, Inc. ........................................   7,345,000
   200,000  Sara Lee Corporation .................................   7,150,000
                                                                   ___________
                                                                    38,885,000


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOSPITAL MANAGEMENT - 1.2%
   125,000  Columbia/HCA Healthcare Corporation ..................  $7,109,375

            HOUSEHOLD PRODUCTS - 3.4%
    75,000  Colgate-Palmolive Company ............................   6,515,625
   100,000  Gillette Company .....................................   7,212,500
    75,000  Procter & Gamble Company .............................   7,312,500
                                                                   ___________
                                                                    21,040,625

            INSURANCE - 6.2%
   175,000  Allstate Corporation .................................   8,618,750
    80,000  American International Group, Inc. ...................   8,060,000
   270,000  Equitable Companies, Inc. ............................   6,952,500
    55,000  ITT Hartford Group, Inc. .............................   3,245,000
   111,400  Jefferson-Pilot Corporation ..........................   5,764,950
   150,000  Provident Companies, Inc. ............................   5,625,000
                                                                   ___________
                                                                    38,266,200

            MACHINERY - 1.4%
   210,000  Deere & Company ......................................   8,820,000

            MANUFACTURING - 1.0%
   217,500  Pall Corporation .....................................   6,144,375

            MEDICAL INSTRUMENTS - 2.8%
   200,000  Baxter International, Inc. ...........................   9,350,000
   120,000  Medtronic, Inc. ......................................   7,695,000
                                                                   ___________
                                                                    17,045,000

            NATURAL GAS - 1.1%
   170,000  Coastal Corporation ..................................   7,012,500

            OIL & GAS COMPANIES - 0.7%
   100,000  Noble Affiliates, Inc. ...............................   4,225,000

            OIL & GAS PIPELINES - 1.2%
   120,000  MAPCO, Inc. ..........................................   7,155,000

            PAINT & ALLIED PRODUCTS - 1.3%
   175,000  Sherwin-Williams Company .............................   8,115,625

            PERSONNEL SERVICES - 0.5%
   100,000  Manpower, Inc. .......................................   3,325,000

            PETROLEUM REFINING - 2.6%
    70,000  Mobil Corporation ....................................   8,102,500
    50,000  Royal Dutch Petroleum Company ADR ....................   7,806,250
                                                                   ___________
                                                                    15,908,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            PHARMACEUTICALS - 9.9%
   200,000  Allergan, Inc. .......................................  $7,625,000
   160,000  American Home Products Corporation ...................  10,200,000
   100,000  Bristol-Myers Squibb Company .........................   9,637,500
   140,000  Elan Corporation PLC ADR* ............................   4,182,500
   115,000  Merck & Company, Inc. ................................   8,093,125
   200,000  Pharmacia & Upjohn, Inc. .............................   8,250,000
   110,000  Schering-Plough Corporation ..........................   6,765,000
   100,000  SmithKline Beecham PLC ADR ...........................   6,087,500
                                                                   ___________
                                                                    60,840,625

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.8%
   100,000  Eastman Kodak Company ................................   7,850,000
    60,000  Xerox Corporation ....................................   3,217,500
                                                                   ___________
                                                                    11,067,500

            PUBLISHING & PRINTING - 1.3%
    30,000  Gannett Company, Inc. ................................   2,111,250
   145,000  McGraw-Hill Companies, Inc. ..........................   6,180,625
                                                                   ___________
                                                                     8,291,875

            RESTAURANTS & FOOD SERVICE - 2.4%
   170,000  McDonald's Corporation ...............................   8,053,750
   305,000  Wendy's International, Inc. ..........................   6,557,500
                                                                   ___________
                                                                    14,611,250

            RETAIL TRADE - 7.1%
   200,000  Albertson's, Inc. ....................................   8,425,000
   235,000  Federated Department Stores, Inc.* ...................   7,872,500
   100,000  Kroger Company* ......................................   4,475,000
   170,000  Safeway, Inc.* .......................................   7,246,250
    90,000  TJX Companies, Inc. ..................................   3,228,750
   180,000  Wal-Mart Stores, Inc. ................................   4,747,500
   200,000  Walgreens Company ....................................   7,400,000
                                                                   ___________
                                                                    43,395,000

            SEMICONDUCTORS - 1.0%
    85,000  Linear Technology Corporation ........................   3,134,375
    85,000  Xilinx, Inc.* ........................................   2,890,000
                                                                   ___________
                                                                     6,024,375

            TELECOMMUNICATIONS - 1.3%
   300,000  Frontier Corporation .................................   7,987,500

            TOYS & SPORTING GOODS - 0.7%
   162,500  Mattel, Inc. .........................................   4,204,688


PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TRANSPORTATION - 2.4%
    85,000  Burlington Northern Santa Fe .........................  $7,171,875
   100,000  Union Pacific Corporation ............................   7,325,000
                                                                  ____________
                                                                    14,496,875
                                                                  ____________
            Total common stocks
              (cost $413,186,524) - 95.4% ........................ 585,862,119

            COMMERCIAL PAPER
            ----------------
  $700,000  Philip Morris Companies, Inc.
              5.255%, 10-15-96 ...................................     698,569
                                                                  ____________
            Total commercial paper
              (cost $698,569) - 0.1% .............................     698,569
                                                                  ____________
            Total investments -
              (cost $413,885,093) - 95.5% ........................ 586,560,688

            Cash and other assets,
              less liabilities - 4.5% ............................  27,941,988
                                                                  ____________
            Total net assets - 100.0% ............................$614,502,676
                                                                  ============


                      SECURITY EQUITY FUND - GLOBAL SERIES

            PREFERRED STOCKS
            ----------------
            GERMANY - 2.5%
     2,260  SAP AG ...............................................    $380,099
       618  Sto AG ...............................................     305,940
                                                                    __________
            Total preferred stocks -
              (cost $642,693) - 2.5% .............................     686,039

            COMMON STOCKS
            -------------
            AUSTRALIA - 1.1%
    55,625  QBE Insurance Group, Ltd. ............................     299,271

            AUSTRIA - 2.8%
     3,700  Bank Austria AG ......................................     144,517
     3,300  Creditanstalt-Bankverein .............................     203,029
     2,200  Wienerberger Baustoff ................................     403,188
                                                                    __________
                                                                       750,734

            BRAZIL - 0.8%
    26,700  Aracruz Cellulose S.A. ADR ...........................     233,625

            CANADA - 1.3%
     9,600  Jetform Corporation ..................................     183,600
    28,200  Noranda Forest, Inc. .................................     177,039
                                                                    __________
                                                                       360,639

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            CHILE - 2.1%
    22,800  Antofagasta Holdings PLC .............................    $128,438
    18,800  Banco Santander ADR ..................................     251,450
     7,500  Santa Isabel S.A. ADR ................................     192,188
                                                                    __________
                                                                       572,076

            FRANCE - 6.0%
     3,570  Alcatel Alsthom ......................................     301,084
     8,600  Lafarge ..............................................     507,126
     5,500  SGS-Thomson Microelectronics N.V. ....................     262,975
     3,320  Sidel S.A. ...........................................     199,311
     1,540  Societe Generale de Surveillance Holding S.A. "B" ....     170,289
     2,000  Synthelabo ...........................................     170,649
                                                                    __________
                                                                     1,611,434

            GERMANY - 3.6%
    10,800  Continental AG .......................................     197,645
     5,600  Daimler-Benz AG ......................................     308,072
     4,500  Duetsche Bank AG .....................................     212,150
     1,160  G.M. Pfaff AG ........................................      22,819
     6,100  Hoechst AG ...........................................     222,705
                                                                    __________
                                                                       963,391

            GREECE - 1.6%
     3,900  Ergo Bank S.A. .......................................     225,059
    12,300  Hellenic Tellecommunications .........................     207,068
                                                                    __________
                                                                       432,127

            HONG KONG - 0.6%
   188,000  National Mutual Asia, Ltd. ...........................     165,321

            HUNGARY - 0.4%
     2,600  Pick Szeged Rt. ......................................     120,129

            INDONESIA - 0.5%
    51,000  PT Semen Cibinong ....................................     131,794

            IRELAND - 2.6%
    38,000  Allied Irish Banks PLC ...............................     223,484
   172,500  Jefferson Smurfit ....................................     469,933
                                                                    __________
                                                                       693,417

            ITALY - 0.6%
     8,400  Bulgari SPA ..........................................     156,362

            JAPAN - 12.8%
    19,000  Amada Company, Ltd. ..................................     175,625
     6,248  Amway Japan, Ltd. ....................................     271,385
     4,000  CSK Corporation ......................................     124,563
     3,000  H.I.S. Company, Ltd. .................................     176,883
    28,000  Hino Motors, Ltd. ....................................     273,894


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
     1,700  Kokusai Denshin Denwa Company ........................    $161,715
    32,000  Komatsu Forklift Company, Ltd. .......................     211,362
     2,260  Maruco Company .......................................     148,058
    16,000  Marsushita Electric Industrial Company, Ltd. .........     268,509
    17,000  Matsushita Refrigeration Company, Ltd. ...............     122,049
    38,000  Mazda Motor Corporation ..............................     185,175
        80  NTT Data Communications Systems Corporation ..........     248,408
     9,000  National House Industrial Corporation ................     139,729
    29,000  Nippon Chemi-Con Corporation .........................     188,684
    10,000  Nitto Denko Corporation ..............................     153,459
     1,500  Ryohin Keikaku Company, Ltd. .........................     127,075
     4,700  Sony Corporation .....................................     296,517
    16,000  Yamato Kogyo Company, Ltd. ...........................     166,561
                                                                    __________
                                                                     3,439,651

            MALAYSIA - 0.9%
    44,000  Malaysian Assurance ..................................     242,279

            MEXICO - 1.1%
    26,300  Tubos De Acero De Mexico S.A. ADR ....................     286,013

            NETHERLANDS - 1.3%
     9,350  Philips Electronics N.V. .............................     337,912

            NEW ZEALAND - 2.8%
   215,100  Brierley Investments, Ltd. ...........................     207,489
    85,500  Carter Holt Harvey, Ltd. .............................     188,259
    43,200  Fisher & Paykel Industries, Ltd. .....................     147,964
    91,900  Fletcher Challenge Building, Ltd. ....................     204,277
                                                                    __________
                                                                       747,989

            NORWAY - 2.5%
    51,400  Fokus Banken AS ......................................     287,208
    23,500  Saga Petroleum AS ....................................     379,826
                                                                    __________
                                                                       667,034

            PHILIPPINES - 1.3%
   277,100  C & P Homes, Inc. ....................................     187,729
   462,750  Filinvest Land, Inc. .................................     167,791
                                                                    __________
                                                                       355,520

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            POLAND - 2.7%
     8,700  Debica S.A. ..........................................    $185,996
    21,100  Elektrim S.A. ........................................     206,753
     4,403  Wedel S.A. ...........................................     235,328
     1,520  Zaklady Piwowarski w Zywcu S.A. ......................      90,447
                                                                    __________
                                                                       718,524

            PORTUGAL - 1.1%
    11,500  Portugal Telecom S.A. ................................     295,841

            RUSSIA - 0.4%
     3,600  Lukoil Oil Company ADR ...............................     131,688

            SINGAPORE - 1.1%
    31,000  Inchcape .............................................     103,972
    21,000  United Overseas Bank .................................     204,434
                                                                    __________
                                                                       308,406

            SOUTH AFRICA - 0.6%
     2,900  Rustenburg Platinum Holdings, Ltd. ...................      45,702
     6,819  Rustenburg Platinum Holdings, Ltd. ADR ...............     107,476
                                                                    __________
                                                                       153,178

            SPAIN - 0.7%
     5,500  Repsol S.A. ..........................................     180,805

            SWEDEN - 0.4%
     2,660  Astra AB .............................................     112,524

            SWITZERLAND - 2.9%
       283  Nestle S.A. ..........................................     315,322
        42  Roche Holdings AG ....................................     309,133
       140  Union Bank of Switzerland ............................     134,677
                                                                    __________
                                                                       759,132

            THAILAND - 2.4%
    10,000  Avanced Info .........................................     129,814
    44,000  Krung Thai Bank Public Company, Ltd. .................     188,663
     9,000  Property Perfect Public Company ......................      26,199
     4,400  Securities One Public Company ........................      31,415
    16,200  Shinawatra Computer Company ..........................     278,084
                                                                    __________
                                                                       654,175


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            UNITED KINGDOM - 8.1%
   157,500  Aegis Group PLC ......................................    $160,813
     9,700  Bluebird Toys PLC ....................................      21,326
    57,900  British Telecommunication PLC ........................     322,996
    25,200  D.F.S. Furniture Company PLC .........................     214,120
    82,000  Grand Metropolitan PLC ...............................     611,415
    10,700  RTZ Corporation PLC ..................................     163,833
     3,300  SmithKline Beecham PLC ADR ...........................     200,888
   110,900  Tomkins PLC ..........................................     480,695
                                                                    __________
                                                                     2,176,086

            UNITED STATES - 17.9%
     1,000  AMR Corporation ......................................      79,625
     1,900  Abbott Laboratories ..................................      93,575
     1,600  AlliedSignal, Inc. ...................................     105,400
     1,000  American International Group .........................     100,750
     2,200  American Re Corporation ..............................     139,700
     2,000  B.J. Services Company* ...............................      72,500
     1,600  BMC Software, Inc.* ..................................     127,400
     2,400  Becton Dickenson Company .............................     106,200
     1,200  Boeing Company .......................................     113,400
     2,800  Borders Group, Inc.* .................................     104,300
     2,000  Boston Scientific Corporation* .......................     115,000
     1,200  CPC International, Inc. ..............................      89,850
     2,000  Cisco Systems, Inc. ..................................     124,125
     1,200  Citicorp .............................................     108,750
     1,300  Colgate-Palmolive Company ............................     112,939
     1,950  Computer Associates International, Inc. ..............     116,514
     2,800  Conseco, Inc. ........................................     137,900
     3,100  Crown Cork & Seal Company, Inc. ......................     142,988
     2,100  Diamond Offshore Drilling, Inc. ......................     115,500
     2,200  Dover Corporation ....................................     105,050
     3,100  Ecolab, Inc. .........................................     104,626
     2,700  Federal National Mortgage Association ................      94,164
     3,300  Gap, Inc. ............................................      95,288
     2,800  Hershey Foods Corporation ............................     140,700
     1,900  Honeywell, Inc. ......................................     119,938
     2,200  Johnson & Johnson ....................................     112,750
     1,300  Lockheed Martin Corporation ..........................     117,165
       900  Mobil Corporation ....................................     104,175
     4,200  Monsanto Company .....................................     153,300

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            UNITED STATES (CONTINUED)
     2,500  NAC Re Corporation ...................................     $90,000
     1,200  NationsBank Corporation ..............................     104,250
     1,300  Nike, Inc. (Cl. B) ...................................     157,950
     3,200  PepsiCo, Inc. ........................................      90,400
     1,000  Procter & Gamble Company .............................      97,500
     1,500  Ralston-Purina Group .................................     102,750
     3,200  Safeway, Inc.* .......................................     136,400
     1,200  Schlumberger, Ltd. ...................................     101,400
     4,200  Service Corporation International ....................     127,050
     2,000  Union Pacific Corporation ............................     146,500
     2,700  WMX Technologies, Inc. ...............................      88,763
     1,800  Warner-Lambert Company ...............................     118,800
     1,400  Willamette Industries, Inc. ..........................      91,350
     2,200  Williams Companies, Inc. .............................     112,200
                                                                   ___________
                                                                     4,818,885
                                                                   ___________
            Total common stocks -
              (cost $20,969,213) - 85.0% .........................  22,875,962
                                                                   ___________
            Total investments -
              (cost $21,611,906) - 87.5% .........................  23,562,001

            Cash and other assets,
              less liabilities - 12.5% ...........................   3,366,511
                                                                   ___________
            Total net assets - 100.0% ............................ $26,928,512
                                                                   ===========

INVESTMENT  CONCENTRATION
-------------------------
At September 30, 1996, Global Series' investment concentration, by industry, was as follows:

Banking ..........................................................       8.7%
Capital Equipment ................................................       6.2%
Chemicals ........................................................       0.6%
Construction and Housing .........................................       1.2%
Consumer Durables ................................................       8.2%
Consumer Nondurables .............................................       9.1%
Electrical and Electronics .......................................       6.0%
Energy Sources ...................................................       4.1%
Financial Services ...............................................       6.3%
Healthcare .......................................................       5.0%
Materials ........................................................      13.1%
Merchandising ....................................................       3.2%
Metals and Mining ................................................       0.2%
Multi-Industry ...................................................       3.8%
Real Estate ......................................................       0.7%
Services .........................................................       5.8%
Telecommunications ...............................................       3.7%
Trade ............................................................       0.8%
Transportation ...................................................       0.8%
Cash and other assets, less liabilities ..........................      12.5%
                                                                    _________
                                                                       100.0%
                                                                    =========


                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            BROKERAGE - 1.0%
   $50,000  Merrill Lynch & Company, Inc.,
              8.0% - 2007 ........................................     $52,188

            FINANCIAL SERVICES 0.5%
   $25,000  MCN Investment Corporation,
              6.32% - 2003 .......................................      24,031
                                                                    __________
            Total corporate bonds
              (cost $78,785) - 1.5% ..............................      76,219

            COMMON STOCKS
            -------------
            AUTO PARTS & SUPPLIES - 2.6%
       600  Arvin Industries, Inc. ...............................      14,775
     1,400  Dana Corporation .....................................      42,350
       400  Eaton Corporation ....................................      24,150
       800  Modine Manufacturing Company .........................      21,000
     1,500  Simpson Industries ...................................      15,187
     1,000  Walbro Corporation ...................................      19,000
                                                                    __________
                                                                       136,462

            BUILDING MATERIALS - 3.6%
       900  Ameron International Corporation .....................      34,650
       700  Crane Company ........................................      31,062
     1,500  Jacobs Engineering Group* ............................      33,750
       600  Owens Corning Corporation ............................      22,125
     3,500  Schuller Corporation .................................      33,688
       300  TJ International, Inc. ...............................       5,475
     1,400  Thomas Industries, Inc. ..............................      27,125
                                                                    __________
                                                                       187,875

            BROADCAST MEDIA - 2.7%
     1,000  A.H. Belo Corporation - Series A .....................      34,500
     2,400  Tele-Communications, Inc.* ...........................      35,850
     1,000  Time Warner, Inc. ....................................      38,625
     2,000  U.S. West Media Group* ...............................      33,750
                                                                    __________
                                                                       142,725

            COMPUTER SYSTEMS - 4.5%
       600  Compaq Computer Corporation* .........................      38,475
       400  Dell Computer Corporation* ...........................      31,100
       600  Hewlett-Packard Company ..............................      29,250
       400  International Business Machines Corporation ..........      49,800

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SYSTEMS (CONTINUED)
     1,000  Quantum Corporation* .................................     $17,562
       600  SCI Systems, Inc.* ...................................      33,750
       600  Sun Microsystems, Inc.* ..............................      37,275
                                                                    __________
                                                                       237,212

            ELECTRONICS - 3.9%
       900  Arrow Electronics, Inc.* .............................      40,050
       800  Avnet, Inc. ..........................................      38,800
     1,000  Core Industries, Inc. ................................      13,625
       900  Fluke (John) Manufacturing Company ...................      33,187
       400  Harris Corporation ...................................      26,050
     1,100  Pioneer Standard Electronics, Inc. ...................      12,375
       600  Varian Associates, Inc. ..............................      28,800
       400  Wyle Electronics .....................................      12,850
                                                                    __________
                                                                       205,737

            HOUSING - HOME BUILDING - 0.2%
       300  Centex Corporation ...................................       9,788

            MACHINERY - 3.9%
       900  Bearings, Inc. .......................................      25,425
       300  Briggs & Stratton Corporation ........................      13,312
       700  Dover Corporation ....................................      33,425
       500  Duriron Company, Inc. ................................      13,250
       700  GATX Corporation .....................................      32,725
     1,300  Graco, Inc. ..........................................      24,375
       200  Lindsay Manufacturing Company ........................       8,300
       600  Parker-Hannifin Corporation ..........................      25,200
       900  Trinova Corporation ..................................      28,350
                                                                    __________
                                                                       204,362

            MINING & METALS - 2.3%
       200  Aluminum Company of America ..........................      11,800
       600  Asarco, Inc. .........................................      15,975
     1,400  Ashland Coal, Inc. ...................................      34,825
       700  Phelps Dodge Corporation .............................      44,888
       300  Reynolds Metals Company ..............................      15,337
                                                                    __________
                                                                       122,825

            RECREATION - 4.0%
     2,200  Brunswick Corporation ................................      52,800
     2,000  CPI Corporation ......................................      37,500
       400  Harcourt General, Inc. ...............................      22,100
     1,100  Harley-Davidson, Inc. ................................      47,300
     1,300  King World Productions, Inc.* ........................      47,938
                                                                    __________
                                                                       207,638


PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            RESTAURANTS - 2.4%
       600  Applebees International, Inc. ........................     $15,900
       500  CKE Restaurants, Inc. ................................      15,375
     1,000  International Dairy Queen, Inc. (Cl. A)* .............      20,500
     1,000  Luby's Cafeterias, Inc. ..............................      24,000
     1,500  Ruby Tuesday, Inc. ...................................      28,500
     1,000  Wendy's International, Inc. ..........................      21,500
                                                                    __________
                                                                       125,775

            STEEL - 2.2%
       400  Carpenter Technology .................................      14,000
       400  Cleveland Cliffs, Inc. ...............................      16,000
       900  Commercial Metals Company ............................      29,475
       100  Nucor Corporation ....................................       5,075
       900  Oregon Steel Mills, Inc. .............................      13,838
       800  Quanex Corporation ...................................      21,500
     1,000  Steel Technologies, Inc. .............................      12,500
                                                                    __________
                                                                       112,388

            TELECOMMUNICATIONS - 2.2%
       400  Ameritech Corporation ................................      21,050
       500  Bell Atlantic Corporation ............................      29,938
       200  Bellsouth Corporation ................................       7,400
       500  GTE Corporation ......................................      19,250
       400  Nynex Corporation ....................................      17,400
       300  Southern New England Telecommunications ..............      11,062
       200  Sprint Corporation ...................................       7,775
                                                                    __________
                                                                       113,875
                                                                    __________
            Total common stocks -
              (cost $1,749,717) - 34.5% ..........................   1,806,662


            U.S. GOVERNMENT & AGENCIES
            --------------------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.7%
  $150,000  5.27% - 10/15/96 .....................................     149,692
  $100,000  7.0% - 2020 ..........................................      98,562
   $50,000  7.0% - 2021 ..........................................      48,177
                                                                    __________
                                                                       296,431

            FINANCING CORPORATION - 0.5%
   $75,000  0% - 2010 ............................................      26,441

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     U.S. GOVERNMENT & AGENCIES (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.9%
   $48,043  6.5% - 2018 ..........................................     $45,191
   $50,000  6.5% - 2018 ..........................................      47,955
  $130,000  6.95% - 2020 .........................................     125,042
   $40,000  7.5% - 2020 ..........................................      39,392
  $100,000  8.8% - 2025 ..........................................     102,875
                                                                    __________
                                                                       360,455
            U.S. TREASURY BONDS - 0.8%
   $50,000  6.00% - 2026 .........................................      43,936

            U.S. TREASURY NOTES - 0.5%
   $25,000  6.38% - 2002 .........................................      24,819
                                                                    __________
            Total U.S. government & agencies
              (cost $759,730) - 14.4% ............................     752,082

            REAL ESTATE INVESTMENT TRUSTS
            -----------------------------

     2,200  Bre Properties, Inc. .................................      44,000
     3,400  Cambridge Shopping Centres, Ltd. .....................      22,837
     2,500  Federal Realty Investment Trust ......................      58,750
     4,000  First Union Real Estate Investment Trust .............      26,000
     1,700  HRE Properties .......................................      25,925
     2,500  MGI Properties, Inc. .................................      46,875
     5,500  New Plan Realty Trust ................................     118,250
     1,400  Pennsylvania Real Estate Investment Trust ............      29,750
     2,000  Santa Anita Realty Enterprises, Inc. .................      36,500
     6,800  Security Capital Pacific Trust .......................     143,650
     5,300  United Dominion Realty Trust .........................      74,200
     3,350  Washington Real Estate Investment Trust ..............      53,600
     2,400  Weingarten Realty Investors ..........................      93,000
                                                                    __________
            Total real estate investment trusts
              (costs $747,996) - 14.8% ...........................     773,337


NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS                                              VALUE
--------------------------------------------------------------------------------

            BELGIUM - 4.8%
       500  Cementbedrijven Cimenteries ..........................     $36,955
       500  Delhaize - Le Lion ...................................      27,716
       100  Electrabel ...........................................      22,332
       200  Fortis AG ............................................      28,162
       250  Gevaert Photo Productions ............................      16,486
       100  Petrofina SA .........................................      30,965
       150  Royale Belgium .......................................      29,818
       100  Solvay SA ............................................      60,210
                                                                    __________
                                                                       252,644

            GERMANY - 8.0%
        36  Allianz AG Holdings ..................................      63,561
     1,081  BASF AG ..............................................      33,736
       735  Bayer AG .............................................      26,851
       202  Continental AG .......................................       3,696
       850  Daimler-Benz AG* .....................................      46,672
        14  Degussa AG ...........................................       5,101
       692  Deutsche Bank AG .....................................      32,552
     1,211  Dresdner Bank AG .....................................      31,957
         7  Friedrich Grohe AG - Vorzugsak .......................       1,923
        79  Heidelberger Zement AG ...............................       5,490
       180  Hochtief AG ..........................................       8,497
        14  Linde AG .............................................       8,931
       187  Merck KGAA ...........................................       6,737
         7  Muenchener Rueckversicherungs-Gesellschaft AG ........      15,865
        72  Preussag AG ..........................................      18,056
       122  SAP AG ...............................................      20,149
     1,038  Siemens AG ...........................................      54,627
       634  Veba AG ..............................................      33,220
                                                                    __________
                                                                       417,621

            HONG KONG - 5.1%
     3,600  Bank of East Asia ....................................      13,245
     5,000  Cathay Pacific Airways ...............................       8,115
     4,000  China Light and Power Company ........................      18,622
     8,000  Chinese Estates ......................................       7,242
     1,600  Dicksons Concept International .......................       5,193
     4,000  Hong Kong and Shanghai Hotels ........................       7,216
    18,410  Hong Kong Telecommunications .........................      33,330
     8,000  Hutchinson Whampoa Limited ...........................      53,795

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            HONG KONG (CONTINUED)
     2,000  Kumagai Gumi .........................................      $1,862
     2,000  Lai-Sun Garment International ........................       2,741
     3,000  Oriental Press Group .................................       1,455
     2,000  Peregrine Investments Holdings .......................       3,168
     8,000  Sun Hung Kai Properties ..............................      85,090
    12,000  Tai Cheung Holdings ..................................       9,543
     2,400  Wing Lung Bank .......................................      14,121
                                                                    __________
                                                                       264,738

            ITALY - 5.4%
     2,475  Assicurazioni Generali ...............................      52,685
    11,000  Banco Commerciale Italiane ...........................      21,970
     4,000  Edison Spa ...........................................      24,940
     7,000  Fiat Spa .............................................      19,684
    16,638  Ina-Instituto Naz Assicuraz ..........................      24,104
     3,208  Instituto Mobiliare Italiano .........................      27,273
     3,500  Mediobanca* ..........................................      20,236
    29,600  Montedison Spa* ......................................      19,136
    18,821  Telecom Italia Mobile Spa ............................      41,796
    15,000  Telecom Italia-Spa ...................................      33,360
                                                                    __________
                                                                       285,184

            JAPAN - 9.6%
     2,000  The Bank of Tokyo-Mitsubishi .........................      43,636
         1  East Japan Railway Company ...........................       4,831
     1,000  Hitachi, Ltd. (Hit. Seisakusho) ......................       9,697
     1,000  Itoham Foods .........................................       7,138
     1,000  Japan Energy Corporation .............................       3,529
     3,000  Kawasaki Heavy Industries ............................      14,465
     1,000  Marui Company, Ltd. ..................................      19,304
     1,000  Matsushita Electric Industrial Company, Ltd. .........      16,790
     2,000  Mitsubishi Corporation ...............................      25,499
     2,000  Mitsubishi Heavy Industrial, Ltd. ....................      16,287
     3,000  Mitsubishi Materials Corporation .....................      14,384
     1,000  Nippon Comsys Corporation ............................      13,468
     1,000  Nippon Shokubai K.K. Company .........................       8,817
     2,000  NSK Limited ..........................................      13,702
       200  Oyo Corporation ......................................      10,325
       100  Sega Enterprises .....................................       4,355
     2,000  Sekisui House, Ltd. ..................................      21,908
     3,000  Shimizu Corporation ..................................      29,630
     1,000  Shin-Etsu Chemical Company ...........................      17,957
     2,000  Sumitomo Bank ........................................      36,992


NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
     4,000  Sumitomo Chemical Company ............................     $18,532
     1,000  Sumitomo Marine and Fire .............................       7,883
     1,000  Tokyo Dome Corporation ...............................      20,651
     1,800  Tokyo Electric Power .................................      43,636
     3,000  Tokyu Corporation ....................................      21,118
     1,000  Toyoda Auto Loom Works ...............................      19,035
     1,000  Toyota Motor Corporation .............................      25,589
     2,000  Yamaichi Securities ..................................      12,301
                                                                    __________
                                                                       501,459
                                                                    __________
            Total foreign stocks
              (cost $1,667,743) - 32.9% ..........................   1,721,646


            FOREIGN WARRANTS
            ----------------
            HONG KONG - 0.0%
       400  Kumagai Gumi - Warrants 6/30/98                                 77
       200  Peregrine Investments Holdings - Warrants 5/15/98               37
                                                                    __________
                                                                           114
                                                                    __________
            Total foreign warrants
              (cost $0) - 0.0% ...................................         114


            TEMPORARY CASH INVESTMENTS
    83,000  Chase Master Note ....................................      83,000

            Total temporary cash investments
              (cost $83,000) - 1.6% ..............................      83,000
                                                                    __________
            Total investments -
              (cost $5,086,971) - 99.7% ..........................   5,213,060
            Cash and other assets,
              liabilities - 0.3% .................................      17,112
                                                                    __________
            Total net assets - 100.0%                               $5,230,172
                                                                    ==========

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                               SECURITY ULTRA FUND

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------

            ADVERTISING - 0.8%
    13,500  Omnicom Group, Inc. ..................................    $631,125

            BANKS & TRUSTS - 1.3%
    18,000  State Street Boston Corporation ......................   1,032,750

            BIOTECHNOLOGY - 1.0%
    12,500  Amgen, Inc.* .........................................     789,063

            BROKERAGE - 1.4%
    47,000  Schwab (Charles) Corporation .........................   1,086,875

            BUSINESS SERVICES - 9.7%
    14,500  APAC Teleservices, Inc.* .............................     743,125
    11,000  Cintas Corporation ...................................     616,000
    21,000  Concord EFS, Inc.* ...................................     540,750
    12,750  Corestaff, Inc.* .....................................     341,062
    22,000  Corrections Corporation of America* ..................     687,500
    31,500  Equifax, Inc. ........................................     830,813
    11,530  First Data Corporation ...............................     941,136
    14,000  Ha-Lo Industries, Inc.* ..............................     406,000
    35,250  PMT Services, Inc.* ..................................     713,813
    16,500  Paychex, Inc. ........................................     957,000
    20,250  Snap-On, Inc. ........................................     650,531
                                                                   ___________
                                                                     7,427,730

            CHEMICALS - SPECIALTY - 2.5%
    16,000  IMC Global, Inc. .....................................     626,000
    16,000  Praxair, Inc. ........................................     688,000
    11,000  Sigma-Aldrich ........................................     627,000
                                                                   ___________
                                                                     1,941,000

            COMMUNICATIONS - EQUIPMENT - 6.4%
    11,000  Ascend Communications, Inc.* .........................     727,375
    15,500  Aspect Telecommunications* ...........................     964,875
    12,500  Cascade Communications Corporation* ..................   1,018,750
    14,500  Tellabs, Inc.* .......................................   1,024,062
    18,400  U.S. Robotics Corporation* ...........................   1,189,100
                                                                   ___________
                                                                     4,924,162

            COMPUTER SOFTWARE - 19.7%
     7,500  BMC Software* ........................................     596,250
     8,000  CBT Group PLC ADR* ...................................     376,000
    20,250  Cadence Design Systems, Inc.* ........................     723,937
    33,500  Cambridge Technology Partners (Massachusetts), Inc.* .   1,013,375


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE (CONTINUED)
     8,000  Clarify, Inc.* .......................................    $496,000
    39,000  Cognos, Inc. (Cl. F)* ................................   1,272,375
     9,000  Electronics For Imaging, Inc.* .......................     645,750
    15,500  HBO & Company ........................................   1,034,625
    11,000  HCIA, Inc.* ..........................................     660,000
     8,000  HNC Software, Inc.* ..................................     320,000
    14,500  Informix Corporation* ................................     404,188
     9,500  INSO Corporation* ....................................     515,375
    10,000  McAfee Associates* ...................................     690,000
    13,000  Medic Computer Systems* ..............................     472,875
    10,000  Pairgain Technologies, Inc.* .........................     781,250
    25,000  Parametric Technology Corporation* ...................   1,234,375
    10,500  Peoplesoft, Inc.* ....................................     874,125
    14,500  Project Software & Development* ......................     612,625
    15,446  Pure Atria Corporation* ..............................     583,086
     6,500  Veritas Software Corporation* ........................     459,875
    33,500  Viasoft, Inc.* .......................................   1,407,000
                                                                   ___________
                                                                    15,173,086

            COMPUTER SYSTEMS - 2.9%
    14,500  Dell Computer Corporation* ...........................   1,127,375
    14,000  SCI Systems, Inc.* ...................................     787,500
     7,000  Verifone, Inc.* ......................................     313,250
                                                                   ___________
                                                                     2,228,125

            CONSUMER SERVICES - 1.3%
    15,000  Apollo Group, Inc.* ..................................     401,250
    17,500  Stewart Enterprises, Inc. (Cl. A) ....................     590,625
                                                                   ___________
                                                                       991,875

            ELECTRONICS - 1.2%
    22,500  Thermo Electron Corporation* .........................     911,250

            FINANCIAL SERVICES - 1.9%
    22,000  Franklin Resources, Inc. .............................   1,460,250

            HEALTH CARE - 4.9%
    13,500  Cardinal Health, Inc. ................................   1,115,437
    16,500  OccuSystems, Inc.* ...................................     495,000
    24,000  Omnicare, Inc. .......................................     732,000
    20,250  PhyCor, Inc.* ........................................     770,765
     8,500  Quintiles Transnational Corporation* .................     622,625
                                                                   ___________
                                                                     3,735,827

            HEALTH CARE - HMO - 0.5%
     7,700  Oxford Health Plans* .................................     383,075

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                               SECURITY ULTRA FUND

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOSPITAL SUPPLIES/MANAGEMENT - 1.4%
    28,500  HEALTHSOUTH Corporation* .............................  $1,093,687

            HOTEL/MOTEL - 2.5%
    18,500  HFS, Inc.* ...........................................   1,237,188
    33,750  La Quinta Inns, Inc. .................................     658,125
                                                                   ___________
                                                                     1,895,313

            INSURANCE - 2.7%
    27,500  AFLAC, Inc. ..........................................     976,250
    32,000  SunAmerica, Inc. .....................................   1,104,000
                                                                   ___________
                                                                     2,080,250

            MANUFACTURING - 1.0%
    10,500  Illinois Tool Works ..................................     757,313

            MEDICAL PRODUCTS - 3.0%
    15,500  Guidant Corporation ..................................     856,375
    19,500  Hologic, Inc.* .......................................     546,000
    25,000  Rexall Sundown, Inc.* ................................     912,500
                                                                   ___________
                                                                     2,314,875

            OFFICE EQUIPMENT & SUPPLIES - 2.5%
    15,500  Corporate Express, Inc.* .............................     602,563
    11,000  Diebold, Inc. ........................................     642,125
    23,000  Viking Office Products, Inc.* ........................     690,000
                                                                   ___________
                                                                     1,934,688

            OIL & GAS DRILLING - 1.6%
    25,000  Global Marine, Inc.* .................................     393,750
    20,000  Noble Affiliates, Inc. ...............................     845,000
                                                                   ___________
                                                                     1,238,750

            OIL & GAS EXPLORATION - 0.9%
    16,500  Sonat, Inc. ..........................................     730,125

            PACKAGING & CONTAINERS - 0.4%
     9,000  Sealed Air Corporation* ..............................     335,250

            PHARMACEUTICALS - 2.9%
    36,000  Dura Pharmaceuticals, Inc.* ..........................   1,327,500
    19,000  Jones Medical Industries, Inc. .......................     921,500
                                                                   ___________
                                                                     2,249,000

            POLLUTION CONTROL - 2.1%
    19,500  Superior Services, Inc.* .............................     312,000
    16,500  United States Filter Corporation* ....................     563,063
    21,000  United Waste Systems, Inc.* ..........................     729,750
                                                                   ___________
                                                                     1,604,813

            RESTAURANTS - 2.0%
    29,500  Landry's Seafood Restaurants* ........................     737,500
    14,750  Papa John's International, Inc.* .....................     774,375
                                                                   ___________
                                                                     1,511,875


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            RETAIL - 9.5%
    16,000  Bed Bath & Beyond, Inc.* .............................    $438,000
     9,500  CDW Computer Centers, Inc.* ..........................     648,375
    18,750  Claire's Stores* .....................................     400,781
    20,000  Dollar General Corporation ...........................     622,500
     5,500  Fila Holdings SPA ADR ................................     528,687
    18,000  Gadzooks* ............................................     625,500
     6,500  Jones Apparel Group, Inc. ............................     414,375
    10,000  Just For Feet, Inc.* .................................     501,250
    20,000  Kohl's Corporation* ..................................     720,000
    12,000  Nine West Group, Inc.* ...............................     651,000
    46,375  Staples, Inc.* .......................................   1,028,945
     8,000  Tiffany & Company ....................................     320,000
    11,000  West Marine, Inc.* ...................................     363,000
                                                                   ___________
                                                                     7,262,413

            SEMICONDUCTORS - 3.4%
    11,000  Altera Corporation* ..................................     556,875
    27,500  Analog Devices, Inc.* ................................     745,937
    11,000  Atmel Corporation* ...................................     339,625
    10,000  Linear Technology Corporation ........................     368,750
    18,000  Xilinx, Inc.* ........................................     612,000
                                                                   ___________
                                                                     2,623,187

            TEXTILES - APPAREL - 0.9%
    11,500  Tommy Hilfiger Corporation* ..........................     681,375

            TRANSPORTATION - 0.6%
    13,500  Illinois Central Corporation .........................     426,939
                                                                   ___________

            Total common stocks
              (cost $54,337,203) - 92.9% .........................  71,456,046
                                                                   ___________
            Total investments
              (cost $54,337,203) - 92.9% .........................  71,456,046
            Cash and other assets,
              less liabilities - 7.1% ............................   5,472,389
                                                                   ___________
            Total net assets - 100.0% ............................ $76,928,435
                                                                   ===========

The identified cost of investments owned at September 30, 1996, was the same for federal income tax and financial statement purposes, except for Ultra Fund for which the identified cost of investments for federal income tax purposes was $54,391,123.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

(2) Restricted Security (a portfolio security that may be sold privately, but that is required to be registered with the SEC or to be exempted from such registration before it may be sold in public distribution). The total value of restricted securities in Security Growth and Income Fund is 1.2% of total net assets.

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                                                   SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
   $57,545,427, $413,186,524,
   $21,611,906, $5,086,971 and
   $54,337,203, respectively) ..................  $72,767,429       $585,862,119      $23,562,001       $5,213,060      $71,456,046
Commercial paper, at amortized cost
   which approximates market value .............           --            698,569               --               --               --
Cash ...........................................    2,626,784         30,227,821        3,300,894              986        5,576,094
Receivables:
   Fund shares sold ............................        7,170            698,756          185,812           28,025           65,839
   Securities sold .............................      762,411          4,204,469           35,311               --           54,911
   Foreign forward exchange contracts ..........           --                 --           73,725               --               --
   Dividends ...................................      326,455            799,590           54,783            7,516           15,076
   Interest ....................................        4,424            130,532           11,246            5,908           15,996
   Foreign taxes recoverable ...................           --                 --           27,074              927               --
Prepaid expenses ...............................           --                 --               --            6,532               --
                                                  ___________       ____________      ___________     ____________      ___________
          Total assets .........................  $76,494,673       $622,621,856      $27,250,846       $5,262,954      $77,183,962
                                                  ===========       ============      ===========     ============      ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for:
     Fund shares redeemed ......................      $92,842           $300,369          $64,517             $634          $34,798
     Securities purchased ......................      800,000          7,259,213          212,697               --          137,437
   Other Liabilities:
     Management fees ...........................       79,730            524,858           40,330            6,326           80,777
     Custodian fees ............................           --                 --               --              361               --
     Transfer and administration fees ..........           --                 --               --            4,400               --
     12b-1 distribution plan fees ..............        1,807             30,977            4,790            2,279            2,515
     Miscellaneous fees ........................           --              3,763               --           18,782               --
                                                  ___________       ____________      ___________     ____________      ___________
       Total liabilities .......................      974,379          8,119,180          322,334           32,782          255,527
Net Assets:
   Paid in capital .............................   54,388,672        392,830,437       22,674,750        4,863,583       55,074,630
   Undistributed net investment income .........      182,698          2,728,863          671,849          112,622               --
   Accumulated undistributed net realized
     gain on sale of investments, futures
     and foreign currency transactions .........    5,726,922         46,267,781        1,558,961          127,889        4,734,962
   Net unrealized appreciation in value
     of investments, futures and
     translation of assets and liabilities
     in foreign currencies .....................   15,222,002        172,675,595        2,022,952          126,078       17,118,843
                                                  ___________       ____________      ___________     ____________      ___________
       Net assets ..............................   75,520,294        614,502,676       26,928,512        5,230,172       76,928,435
                                                  ___________       ____________      ___________     ____________      ___________
         Total liabilities and net assets ......  $76,494,673       $622,621,856      $27,250,846       $5,262,954      $77,183,962
                                                  ===========       ============      ===========     ============      ===========

CLASS "A" SHARES
   Capital shares outstanding ..................    8,099,424         76,389,986        1,582,223          221,414        8,994,692
   Net assets ..................................  $73,273,461       $575,680,473      $19,643,985       $2,449,515      $74,230,177
   Net asset value per share (net
     assets divided by shares outstanding) .....        $9.05              $7.54           $12.42           $11.06           $ 8.25
   Add: Selling commission (5.75% of the
     offering price) ...........................         0.55               0.46             0.76             0.67             0.50
                                                  ___________       ____________      ___________     ____________      ___________
   Offering price per share (net asset
     value divided by 94.25%) ..................        $9.60              $8.00           $13.18           $11.73            $8.75
                                                  ===========       ============      ===========     ============      ===========

CLASS "B" SHARES
   Capital shares outstanding ..................      251,446          5,275,526          598,242          253,411          336,000
   Net assets ..................................   $2,246,833        $38,822,203       $7,284,527       $2,780,657       $2,698,258
   Net asset value per share
     (net assets divided by shares outstanding).        $8.94              $7.36           $12.18           $10.97            $8.03
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................   $1,348,538         $1,238,261          $80,041         $108,168         $198,794
   Dividends ...................................    1,068,605          8,213,370          455,115           86,911          260,084
                                                  ___________       ____________      ___________     ____________      ___________
                                                    2,417,143          9,451,631          535,156          195,079          458,878
     Less foreign tax expense ..................           --                 --          (47,577)          (1,779)              --
                                                  ___________       ____________      ___________     ____________      ___________
       Total investment income .................    2,417,143          9,451,631          487,579          193,300          458,878

EXPENSES:
   Management fees .............................      919,674          5,528,818          470,077           39,560          862,190
   Custodian fees ..............................           --                 --               --            3,674               --
   Transfer/maintenance fees ...................           --                 --               --            5,571               --
   Administration fees .........................           --                 --               --           36,957               --
   Directors' fees .............................           --                 --               --               72               --
   Professional fees ...........................           --                 --               --           11,284               --
   Reports to shareholders .....................           --                 --               --              974               --
   Registration fees ...........................           --                 --               --           25,949               --
   Other expenses ..............................           --                 --               --            6,286               --
   12b-1 distribution plan fees (Class B) ......       16,080            279,934           59,852           22,229           36,559
   Interest ....................................           --                 --               --              193               --
   Reimbursement of expenses ...................           --                 --               --          (43,856)              --
                                                  ___________       ____________      ___________     ____________      ___________
     Total expenses ............................      935,754          5,808,752          529,929          108,893          898,749
                                                  ___________       ____________      ___________     ____________      ___________
       Net investment income (loss) ............    1,481,389          3,642,879          (42,350)          84,407         (439,871)

NET REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain (loss) during the year on:
     Investments ...............................    6,097,347         54,909,397        2,087,000          198,823        7,783,798
     Foreign currency transactions .............           --                 --          580,735           (5,918)              --
     Futures contracts .........................           --                 --               --           59,868           81,216
                                                  ___________       ____________      ___________     ____________      ___________
       Net realized gains ......................    6,097,347         54,909,397        2,667,735          252,773        7,865,014

   Net change in unrealized appreciation
     (depreciation) during the year on:
     Investments ...............................    5,572,992         59,008,440        1,018,925           36,071        2,292,201
     Translation of assets and liabilities
       in foreign currencies ...................           --                 --           72,857              (11)              --
     Futures contracts .........................           --                 --               --           13,545               --
                                                  ___________       ____________      ___________     ____________      ___________
       Net unrealized appreciation .............    5,572,992         59,008,440        1,091,782           49,605        2,292,201
                                                  ___________       ____________      ___________     ____________      ___________
         Net gain ..............................   11,670,339        113,917,837        3,759,517          302,378       10,157,215
                                                  ___________       ____________      ___________     ____________      ___________

           Net increase in net assets
             resulting from operations .........  $13,151,728       $117,560,716       $3,717,167         $386,785       $9,717,344
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ................   $1,481,389         $3,642,879         $(42,350)         $84,407        $(439,871)
   Net realized gain ...........................    6,097,347         54,909,397        2,667,735          252,773        7,865,014
   Unrealized appreciation during the year .....    5,572,992         59,008,440        1,091,782           49,605        2,292,201
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase in net assets
       resulting from operations ...............   13,151,728        117,560,716        3,717,167          386,785        9,717,344

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...................................   (1,303,374)        (4,154,225)        (357,503)         (59,841)              --
     Class B ...................................      (16,567)           (64,778)         (72,239)         (50,821)              --
   Net realized gain
     Class A ...................................   (2,290,075)       (33,371,334)        (224,880)         (30,468)      (7,109,009)
     Class B ...................................      (44,993)        (1,836,652)         (77,719)         (31,088)        (500,515)
                                                  ___________       ____________      ___________     ____________      ___________
     Total distributions to shareholders .......   (3,655,009)       (39,426,989)        (732,341)        (172,218)      (7,609,524)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A ...................................    3,975,290        299,520,899        5,778,490          682,087       27,602,365
     Class B ...................................    1,200,271         93,534,094        2,179,465        1,119,612        3,050,423
   Dividends reinvested
     Class A ...................................    3,265,411         34,973,081          570,969           89,987        6,772,088
     Class B ...................................       60,327          1,882,247          149,212           81,908          500,487
   Shares redeemed
     Class A ...................................  (10,667,756)      (273,412,317)      (5,192,505)        (337,484)     (28,420,959)
     Class B ...................................     (369,561)       (79,755,552)      (1,236,321)         (55,397)      (6,164,145)
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase (decrease) from
       capital share transactions ..............   (2,536,018)        76,742,452        2,249,310        1,580,713        3,340,259
                                                  ___________       ____________      ___________     ____________      ___________
         Total increase in net assets ..........    6,960,701        154,876,179        5,234,136        1,795,280        5,448,079

NET ASSETS:
   Beginning of year ...........................   68,559,593        459,626,497       21,694,376        3,434,892       71,480,356
                                                  ___________       ____________      ___________     ____________      ___________
   End of year .................................  $75,520,294       $614,502,676      $26,928,512       $5,230,172      $76,928,435
                                                  ===========       ============      ===========     ============      ===========
Undistributed net investment income
   at end of year ..............................     $182,698         $2,728,863         $671,849         $112,622              $--
                                                  ===========       ============      ===========     ============      ===========
   (a) Shares issued and redeemed
       Shares sold
         Class A ...............................      474,232         43,657,565          491,586           63,688        3,632,551
         Class B ...............................      143,440         13,771,902          186,645          104,927          412,321
       Dividends reinvested
         Class A ...............................      404,486          5,483,525           52,399            8,801          996,776
         Class B ...............................        7,601            300,151           13,842            8,014           75,103
       Shares redeemed
         Class A ...............................   (1,281,262)       (39,986,054)        (447,772)         (31,916)      (3,688,397)
         Class B ...............................      (43,575)       (11,797,000)        (107,952)          (5,145)        (820,769)
                                                  ___________       ____________      ___________     ____________      ___________
           Net increase (decrease) .............     (295,078)        11,430,089          188,748          148,369         (607,585)
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ................   $1,407,287         $3,304,987         $(91,058)         $13,792        $(223,015)
   Net realized gain ...........................    1,984,078         27,972,416          419,260           61,764        4,989,643
   Unrealized appreciation
     during the period .........................    8,482,309         69,736,879           95,995           76,473        8,466,565
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase in net assets resulting
       from operations .........................   11,873,674        101,014,282          424,197          152,029       13,233,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
     Class A ...................................   (1,378,072)                --               --               --               --
     Class B ...................................      (11,951)                --               --               --               --
   Net realized gain
     Class A ...................................   (1,912,997)       (26,300,092)        (347,497)              --       (1,149,264)
     Class B ...................................      (23,632)          (690,558)         (84,333)              --          (28,504)
                                                  ___________       ____________      ___________     ____________      ___________
     Total distributions to shareholders .......   (3,326,652)       (26,990,650)        (431,830)              --       (1,177,768)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A ...................................    2,681,709        159,433,767        4,130,645        1,846,588       97,988,749
     Class B ...................................      635,799         36,310,779        3,765,671        1,469,193       10,247,969
   Dividends reinvested
     Class A ...................................    2,965,256         24,498,993          340,567               --        1,088,376
     Class B ...................................       34,468            690,184           84,001               --           28,502
   Shares redeemed
     Class A ...................................  (11,959,939)      (172,929,497)      (8,249,891)         (28,739)    (105,077,941)
     Class B ...................................     (340,406)       (28,090,274)      (2,457,097)          (4,179)      (6,799,714)
                                                  ___________       ____________      ___________     ____________      ___________
       Net increase (decrease) from
         capital share transactions ............   (5,983,113)        19,913,952       (2,386,104)       3,282,863       (2,524,059)
                                                  ___________       ____________      ___________     ____________      ___________
         Total increase (decrease)
           in net assets .......................    2,563,909         93,937,584       (2,393,737)       3,434,892        9,531,366

NET ASSETS:
   Beginning of period .........................   65,995,684        365,688,913       24,088,113               --       61,948,990
                                                  ___________       ____________      ___________     ____________      ___________
   End of period ...............................  $68,559,593       $459,626,497      $21,694,376       $3,434,892      $71,480,356
                                                  ===========       ============      ===========     ============      ===========
Undistributed net investment income
   at end of period ............................      $17,267         $3,304,987         $135,605          $13,792              $--
                                                  ===========       ============      ===========     ============      ===========
   (a) Shares issued and redeemed
       Shares sold
         Class A ...............................      380,257         27,957,351          395,288          183,574       13,881,834
         Class B ...............................       91,007          6,432,534          366,335          146,016        1,427,321
       Dividends reinvested
         Class A ...............................      434,705          4,858,020           33,389               --          164,781
         Class B ...............................        5,126            138,507            8,325               --            4,328
       Shares redeemed
         Class A ...............................   (1,697,766)       (30,292,120)        (799,467)          (2,733)     (14,892,245)
         Class B ...............................      (48,979)        (4,927,928)        (237,369)            (401)        (946,401)
                                                  ___________       ____________      ___________     ____________      ___________
           Net increase (decrease) .............     (835,650)         4,166,364         (233,499)         326,456         (360,382)
                                                  ===========       ============      ===========     ============      ===========
*Period June 1, 1995 (inception) through September 30, 1995.

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                            AVERAGE
                            NET                                                                              RATIO          COMMIS-
                          GAINS OR             DIVI-                                                 RATIO   OF NET          SION
          NET             LOSSES     TOTAL     DENDS                                          NET    OF EX-  INCOME          PAID
FISCAL   ASSET      NET   ON SEC-    FROM     (FROM     DISTRI-              NET             ASSETS  PENSES  (LOSS)   PORT-  PER
 YEAR    VALUE    INVEST- URITIES   INVEST-    NET      BUTIONS             ASSET            END OF    TO    TO AVE-  FOLIO INVEST-
ENDED    BEGIN-    MENT  (REALIZED   MENT     INVEST-    (FROM     TOTAL    VALUE    TOTAL   PERIOD  AVERAGE  RAGE    TURN-   MENT
SEPTEM-  NING OF  INCOME & UNREAL-   OPERA-   MENT      REALIZED  DISTRI-   END OF  RETURN   (THOU-    NET     NET    OVER  SECURITY
BER 30   PERIOD   (LOSS)   IZED)     TIONS    INCOME)    GAINS)   BUTIONS   PERIOD    (A)    SANDS)  ASSETS  ASSETS   RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------
                                            SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

1992      $7.31    $0.35  $(0.016)   $0.334   $(0.343)  $(0.171)  $(0.514)   $7.13   4.70%   $75,436  1.27%    4.79%    74%   $---
1993       7.13     0.21    0.876     1.086    (0.218)   (0.158)   (0.376)    7.84  15.60%    81,982  1.26%    2.80%   135%    ---
1994(c)    7.84     0.13   (0.713)   (0.583)   (0.128)   (0.169)   (0.297)    6.96  (7.60)%   65,328  1.28%    1.70%   163%    ---
1995(g)    6.96     0.16    1.183     1.343    (0.158)   (0.215)   (0.373)    7.93  20.25%    67,430  1.31%    2.21%   130%    ---
1996(g)    7.93     0.18    1.373     1.553    (0.158)   (0.275)   (0.433)    9.05  20.31%    73,273  1.29%    2.09%    69%  0.0625

                                             SECURITY GROWTH AND INCOME FUND (CLASS B)

1994(c)   $7.83    $0.05  $(0.694)  $(0.644)  $(0.117)  $(0.169)  $(0.286)   $6.90  (8.00%)     $668  2.27%   1.03%    178%   $---
1995(g)    6.90     0.08    1.179     1.259    (0.094)   (0.215)   (0.309)    7.85  19.07%     1,130  2.31%   1.21%    130%    ---
1996(g)    7.85     0.09    1.353     1.443    (0.078)   (0.275)   (0.353)    8.94  19.01%     2,247  2.29%   1.09%     69%  0.0625

                                                  SECURITY EQUITY SERIES (CLASS A)

1992      $5.82    $0.09    $.475    $0.565   $(0.132)  $(0.393)  $(0.525)   $5.86  10.20%  $313,582  1.06%   1.48%     83%   $---
1993       5.86     0.12    1.165     1.285    (0.053)   (0.362)   (0.415)    6.73  22.70%   375,565  1.06%   1.95%     95%    ---
1994(c)    6.73     0.05    0.085     0.135    (0.120)   (1.205)   (1.325)    5.54   1.95%   358,237  1.06%   0.86%     79%    ---
1995(g)    5.54     0.04    1.377     1.417       ---    (0.407)   (0.407)    6.55  27.77%   440,339  1.05%   0.87%     95%    ---
1996(g)    6.55     0.05    1.482     1.532    (0.060)   (0.482)   (0.542)    7.54  24.90%   575,680  1.04%   0.75%     64%  0.0609

                                                  SECURITY EQUITY SERIES (CLASS B)

1994(c)   $6.81    $0.01  $(0.005)   $0.005   $(0.12)   $(1.205)  $(1.325)   $5.49  (0.15%)   $7,452  2.07%  (0.01%)    80%   $---
1995(g)    5.49    (0.01)   1.357     1.347      ---     (0.407)   (0.407)    6.43  26.69%    19,288  2.05%  (0.13%)    95%    ---
1996(g)    6.43    (0.02)   1.449     1.429    (0.017)   (0.482)   (0.499)    7.36  23.57%    38,822  2.04%  (0.25%)    64%  0.0609

                                                  SECURITY GLOBAL SERIES (CLASS A)

1994     $10.00   $(0.03)  $0.87     $0.84      $---      $---      $---    $10.84   8.40%   $20,128  2.00%  (0.01%)    73%   $---
(c)(d)
1995(g)   10.84    (0.02)   0.31      0.29       ---     (0.19)    (0.19)    10.94   2.80%    16,261  2.00%  (0.17%)   141%    ---
1996(g)   10.94     0.01    1.874     1.884    (0.248)   (0.156)   (0.404)   12.42  17.73%    19,644  2.00%   0.07%    142%  0.0338

                                                  SECURITY GLOBAL SERIES (CLASS B)

1994      $9.96   $(0.12)  $0.91     $0.79      $---      $---      $---    $10.75   7.90%    $3,960  3.00%  (0.01%)    73%   $---
(c)(d)
1995(g)   10.75    (0.12)   0.30      0.18       ---     (0.19)    (0.19)    10.74   1.79%     5,433  3.00%  (1.17%)   141%    ---
1996(g)   10.74    (0.10)   1.841     1.741    (0.145)   (0.156)   (0.301)   12.18  16.57%     7,285  3.00%  (0.93%)   142%  0.0338

                                             SECURITY ASSET ALLOCATION SERIES (CLASS A)

1995     $10.00    $0.04   $0.50     $0.54      $---      $---      $---    $10.54   5.40%    $1,906  2.00%   1.33%    129%   $---
(e)(f)(g)
1996(g)   10.54     0.25    0.765     1.015    (0.328)   (0.167)   (0.495)   11.06  10.01%     2,449  2.00%   2.32%     75%  0.0247

                                             SECURITY ASSET ALLOCATION SERIES (CLASS B)

1995     $10.00    $0.01   $0.490    $0.500     $---      $---      $---    $10.50   5.00%    $1,529  3.00%   0.31%    129%   $---
(e)(f)(g)
1996(g)   10.50     0.14    0.77      0.91     (0.273)   (0.167)   (0.44)    10.97   8.97%     2,781  3.00%   1.32%     75%  0.0247

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                            AVERAGE
                            NET                                                                              RATIO          COMMIS-
                          GAINS OR             DIVI-                                                 RATIO   OF NET          SION
          NET             LOSSES     TOTAL     DENDS                                          NET    OF EX-  INCOME          PAID
FISCAL   ASSET      NET   ON SEC-    FROM     (FROM     DISTRI-              NET             ASSETS  PENSES  (LOSS)   PORT-  PER
 YEAR    VALUE    INVEST- URITIES   INVEST-    NET      BUTIONS             ASSET            END OF    TO    TO AVE-  FOLIO INVEST-
ENDED    BEGIN-    MENT  (REALIZED   MENT     INVEST-    (FROM     TOTAL    VALUE    TOTAL   PERIOD  AVERAGE  RAGE    TURN-   MENT
SEPTEM-  NING OF  INCOME & UNREAL-   OPERA-   MENT      REALIZED  DISTRI-   END OF  RETURN   (THOU-    NET     NET    OVER  SECURITY
BER 30   PERIOD   (LOSS)   IZED)     TIONS    INCOME)    GAINS)   BUTIONS   PERIOD    (A)    SANDS)  ASSETS  ASSETS   RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------
                                                   SECURITY ULTRA FUND (CLASS A)

1992      $6.72  $(0.090) $(0.202)  $(0.292)    $---    $(0.172)  $(0.172)   $6.66   1.50%   $57,128  1.32%  (0.46%)   142%   $---
1993       6.66   (0.028)   1.791     1.763      ---     (0.293)   (0.293)    8.13  26.80%    71,056  1.30%  (0.50%)   101%    ---
1994(c)    8.13   (0.056)  (0.188)   (0.244)     ---     (1.066)   (1.066)    6.82  (3.60%)   60,695  1.33%  (0.80%)   111%    ---
1995(g)    6.82   (0.02)    1.535     1.515      ---     (0.135)   (0.135)    8.20  22.69%    66,052  1.32%  (0.31%)   180%    ---
1996(g)    8.20   (0.05)    1.096     1.046      ---     (0.996)   (0.996)    8.25  15.36%    74,230  1.31%  (0.61%)   161%  0.0606

                                                   SECURITY ULTRA FUND (CLASS B)

1994(c)   $8.30  $(0.103) $(0.321)  $(0.424)    $---    $(1.066)  $(1.066)   $6.81  (5.70%)   $1,254  2.36%  (1.76%)   110%   $---
1995(g)    6.81   (0.09)    1.525     1.435      ---     (0.135)   (0.135)    8.11  21.53%     5,428  2.32%  (1.32%)   180%    ---
1996(g)    8.11   (0.13)    1.046     0.916      ---     (0.996)   (0.996)    8.03  13.81%     2,698  2.31%  (1.61%)   161%  0.0606

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                             1995      1996
                                             ----      ----
     Asset Allocation Series    Class A      3.6%      3.1%
                                Class B      4.7%      3.9%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

                             See accompanying notes.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in three Series, the Equity Series, the Global Series, and the Asset Allocation Series, with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Asset Allocation Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1996.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation Series, and accordingly receives a fee equal to 1% of the average net assets of this Series.

     SMC also acts as the administrative agent and transfer agent for the Asset Allocation Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets or (i) $45,000 in the year ending June 1, 1997; and (ii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton/Franklin Investment Services, Inc. for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50 million of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50 million. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation Series to 2% of the average net assets, excluding 12b-1 fees.

     For the Asset Allocation Series, SMC and Meridian Management Corporation have agreed to waive their portions of the management fees to December 31, 1996.

     The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions after allowances to brokers and dealers in the amounts presented in the following table:

                                                             ASSET
                      GROWTH AND     EQUITY      GLOBAL   ALLOCATION     ULTRA
                     INCOME FUND     SERIES      SERIES     SERIES       FUND
                     -----------------------------------------------------------
SDI underwriting        $7,615      $107,976      $3,907       $911     $9,163
Broker/Dealer          $30,541      $761,334     $25,565     $6,482    $33,172

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1996, were as follows:

                                                           ASSET
                    GROWTH AND     EQUITY       GLOBAL   ALLOCATION     ULTRA
                    INCOME FUND    SERIES       SERIES     SERIES       FUND
                   -------------------------------------------------------------
Gross unrealized
  appreciation     $15,608,749  $173,772,495  $2,757,579  $266,330  $17,462,661

Gross unrealized
  depreciation        (386,747)   (1,096,900)   (734,627) (140,252)    (397,738)
                   -------------------------------------------------------------
Net unrealized
  appreciation     $15,222,002  $172,675,595  $2,022,952  $126,078  $17,064,923
                   =============================================================

The Growth and Income Fund, Equity Series, Global Series and Ultra Fund hereby respectively designate $959,581, $25,710,137, $19,397, and $6,430,082 as capital gain dividends paid during the fiscal year ended September 30, 1996, for the purpose of the dividends paid deduction on each Fund's federal income tax return.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 1996, (excluding overnight investments and short-term commercial paper) are as follows:

                                                         ASSET
               GROWTH AND       EQUITY       GLOBAL    ALLOCATION      ULTRA
               INCOME FUND      SERIES       SERIES      SERIES        FUND
               -----------------------------------------------------------------
Purchases      $47,200,987  $353,045,127  $30,917,967  $5,247,673  $100,294,618

Proceeds
from sales
               $47,075,606  $320,288,296  $31,561,347  $2,947,521  $105,246,179

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

     At September 30, 1996, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                     UNREALIZED
                 SETTLEMENT    CONTRACT    CONTRACT       CURRENT       GAIN
CURRENCY            DATE        AMOUNT       RATE          RATE        (LOSS)
--------------------------------------------------------------------------------
French Franc        3-5-97     3,717,779      5.0379       5.11460     $11,067
Japanese Yen      10-11-97    93,628,967    105.6950     111.36000      45,064
Japanese Yen        1-6-97     9,067,305    106.4600     109.92000       2,681
Japanese Yen        1-6-97    81,674,489    107.7200     109.92000      15,175
Japanese Yen        1-6-97     1,204,051    107.4950     109.92000         247
New Zealand Dollar  4-1-97       771,335      0.6859       0.68656        (509)
                                                                       -------
                                                                       $73,725

6.  FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1996, that qualified for the dividends received deductions for corporate shareholders was 22%, 31%, 3%, 19% and 22% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

     We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global and Asset Allocation Series) and Security Ultra Fund (the Funds) as of September 30, 1996, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended of Security Growth and Income Fund, Security Equity Series, Security Equity Global Series and Security Ultra Fund and the statements of changes in net assets for the year then ended and for the period June 1, 1995 (commencement of operations) to September 30, 1995 of Security
Equity Asset Allocation Series and financial highlights for each of the five years in the period ended September 30, 1996. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
November 1, 1996

--------------------------------------------------------------------------------

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund

Security Equity Fund
    *  Equity Series
    *  Global Series
    *  Asset Allocation Series

Security Ultra Fund

Security Income Fund
    *  Corporate Bond Series
    *  U.S. Government Series
    *  Limited Maturity Bond Series
    *  Global Aggressive Bond Series
    *  High Yield Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.


OFFICERS
--------

John D. Cleland, PRESIDENT
James R. Schmank, VICE PRESIDENT AND TREASURER
Mark E. Young, VICE PRESIDENT
Terry A. Milberger, VICE PRESIDENT, EQUITY FUND
Jane A. Tedder, VICE PRESIDENT
Greg A. Hamilton, ASSISTANT VICE PRESIDENT
Cindy L. Shields, ASSISTANT VICE PRESIDENT
Thomas A. Swank, ASSISTANT VICE PRESIDENT
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Luthi, ASSISTANT TREASURER AND ASSISTANT SECRETARY



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